Exhibit 99.1

Mack-Cali Realty Corporation Supplemental Operating and Financial Data 3Q 2018

Table of Contents Company Highlights Page 4 6 7 11 19 22 23 Company Overview Key Financial Metrics Net Asset Value Financial Schedules Debt Statistics Joint Ventures Investment Activity Building 9 at Port Imperial-Weehawken, NJ (In-Construction) Office Portfolio Property Listing Office Operating Schedules 25 27 25 Christopher Columbus - Jersey City, NJ (Projected Start 2018) Roseland Residential Portfolio Roseland Highlights Financial Statements Roseland Operating Schedules 33 35 38 This Supplemental Operating and Financial Data should be read in connection with the company’s third quarter 2018 earnings press release (included as Exhibit 99.2 of the company’s Current Report on Form 8-K, filed on October 31, 2018) as certain disclosures, definitions and reconciliations in such announcement have not been included in this Supplemental Operating and Financial Data. Harborside Plaza 8/9 - Jersey City, NJ (Projected Start 2019) 3Q 2018 2

Company Highlights 3Q 2018 3

Company Overview

Corporate Profile

Mack-Cali (CLI) is a fully integrated REIT with a dual asset platform comprised of core office and growing residential holdings. We are geographically focused on the high barrier-to-entry Hudson River waterfront and in transit based locations targeting cash flow growth through all economic cycles.

Company Objectives

Mack-Cali's office portfolio strives to achieve the highest possible rents in select markets with a continuous focus on improving the quality of our portfolio.

Mack-Cali's residential portfolio, via our Roseland Residential platform, is a market-leading residential developer and owner of Class A properties. We expect continued growth and cash flow contribution from our Roseland holdings as our development pipeline of active construction projects and planned starts is put into service.



Urby Harborside, Jersey City, NJ

Key Statistics	3Q 2018	2Q 2018
Company		
Market Capitalization	$5.3 billion	$5.0 billion
Net Asset Value (Midpoint)	$3.7 billion	$3.6 billion
Core FFO	$43.3 million	$45.2 million
Core FFO Per Diluted Share	$0.43	$0.45
AFFO	$29.8 million	$21.1 million
Office Portfolio		
Square Feet of Office Space	15.2 million	15.5 million
Consolidated In-Service Properties	122	125
% Leased Office (Excl. Non-Core)	84.2%	83.2%
% Commenced Occupancy (Excl. Non-Core)	81.3%	81.1%
GAAP Rental Rate Roll-Up (Excl. Non-Core)	30.9%	16.5%
Cash Rental Rate Roll-Up (Excl. Non-Core)	9.9%	7.5%
Average In-Place Rent Per Square Foot	$30.54	$30.29
Residential Portfolio		
Operating Units (Incl. Operating Lease-Ups)	6,615	6,082
% Leased (Excl. Lease-Up)	96.4%	97.5%
Average Rent Per Unit (Excl. Lease-Up)	$2,659	$2,670
In-Construction & Lease-Up Units/Keys	1,794	2,001

3Q 2018 Company Highlights 4

Company Achievements 3Q 2018 Performance Highlights • • • • • Achieved Core FFO of $43.3 million, or $0.43 per share Produced AFFO of $29.8 million Office: Leased 833,840 square feet of office space; finished 3Q 2018 at 84.2% leased (excluding non-core) Residential: The operating portfolio, excluding lease-up and repositioning properties, finished 3Q at 96.4% leased Commenced construction on Building 9 at Port Imperial, a 313-unit community in close proximity to the ferry terminal and adjacent to the successful RiverHouse 11 Commenced construction on Chase III at Overlook Ridge, a 326-unit development that is the newest phase of our master-planned community in Malden, MA and adjacent to 1,386 stabilized Roseland units • 3Q 2018 Lease-Ups/Deliveries • In July, commenced leasing activities at RiverHouse 11, a 295-unit project in our Port Imperial master-planned community. The property experienced unprecedented velocity in its lease-up and as of October 29, the project was 95.6% leased (282 units) In July, commenced leasing activity at the second phase of 145 Front at City Square, 128 units of the 365-unit development in Worcester, MA. As of October 29, Phase II was 15.6% leased In 3Q 2018, continued strong leasing activity at its other 2018 deliveries. As of October 29, the projects are leased as follows: Monaco, Jersey City, NJ • • • • • • Portside 5/6 at East Pier, a 296-unit continuation of our East Boston master-planned community: 73.3% leased 145 Front at City Square - Phase I: 66.7% leased (combined Phase I & II 365 units 48.8% leased) Signature Place, a 197-unit development in Morris Plains, NJ: 85.8% leased Metropolitan Lofts, a 59-unit development in Morristown, NJ: 94.9% leased Transaction Activity • Marbella Transaction: •On August 2, 2018, the Company acquired Prudential’s membership interest in Marbella, thereby converting its subordinate interest into a controlling interest, for approximately $65.6 million, or approximately $37.4 million net of refinancing proceeds. The acquisition was funded by a $131 million refinancing and Rockpoint capital Office Sales: 1 & 3 Barker, 600 Horizon for proceeds totaling $31.7M Office Financing: Red Bank $14M Loan The Company has entered into an agreement to sell Park Square. The transaction is expected to close in 4Q 2018 • • • 150 JFK Pkwy, Short Hills, NJ Company Highlights 3Q 2018 5

Key Financial Metrics

$ in thousands, except per share amounts and ratios

	3Q 2018	2Q 2018	1Q 2018	4Q 2017	3Q 2017
Core FFO per Diluted Share (1)	0.43	0.45	0.50	0.50	0.57
Net Income per Diluted Share	(0.05)	(0.05)	0.45	(0.01)	0.39
Market Value of Equity (2)	$2,445,549	$2,322,868	$1,893,848	$2,396,851	$2,607,433
→ Common Equity (Includes OP Units)	2,137,674	2,039,203	1,676,855	2,163,610	2,379,356
→ Preferred Equity (Rockpoint)	255,551	231,341	164,669	159,884	156,746
→ OP Equity (Preferred OPs)	52,324	52,324	52,324	52,324	52,324
→ Book Value of JV Minority Interest	43,243	20,959	21,003	21,033	18,998
Total Debt, Net	2,776,776	2,646,436	2,615,211	2,809,568	2,839,186
Total Market Capitalization	5,296,510	4,990,263	4,530,061	5,206,419	5,446,619
Shares and Units:					
Common Shares Outstanding	90,307,280	90,286,268	90,136,278	89,914,113	89,913,576
Common Units Outstanding	10,241,849	10,266,143	10,269,204	10,438,855	10,438,855
Combined Shares and Units	100,549,129	100,552,411	100,405,482	100,352,968	100,352,431
Weighted Average - Diluted (2)	100,711,806	100,597,697	100,603,901	100,467,893	100,727,006
Common Share Price ($'s):					
At the End of the Period	$21.26	$20.28	$16.71	$21.56	$23.71
High During Period	21.67	20.86	21.98	24.04	27.75
Low During Period	18.92	16.23	15.86	21.18	22.70
Dividends Declared per Share	0.20	0.20	0.20	0.20	0.20
Debt Ratios:					
Net Debt to Adjusted EBITDA	10.0x	9.7x	8.8x (3)	9.3x	8.0x
→ Net Debt to Adjusted EBITDA - Less CIP Debt	8.9x	8.6x	7.9x	8.6x	7.6x
→ Net Debt to Adjusted EBITDA - Office Portfolio	8.3x	8.1x	7.5x	8.0x	6.9x
→ Net Debt to Adjusted EBITDA - Residential Portfolio	15.8x	16.7x	14.1x	17.6x	15.2x
→ Net Debt to Adjusted EBITDA - Residential Portfolio Less CIP Debt	10.9x	10.9x	9.8x	12.7x	10.8x
Interest Coverage Ratio	3.3x	3.5x	3.7x	3.3x	3.4x
Fixed Charge Coverage Ratio	2.2x	2.3x	2.5x	2.4x	2.6x
Total Debt/ Total Market Capitalization	53.0%	53.0%	57.7%	56.7%	52.1%
Total Debt/ Total Book Capitalization	55.6%	54.5%	54.3%	54.0%	56.8%
Total Debt/ Total Undepreciated Assets	45.8%	44.6%	44.5%	46.5%	46.2%
Secured Debt/ Total Undepreciated Assets	22.3%	20.6%	20.1%	23.5%	22.0%

Notes:

See supporting "Key Metrics" notes on page 43.

3Q 2018 Company Highlights 6

Net Asset Value
(Unaudited)

$ in millions
(except per share amounts)

	Rentable SF/ Apt Units	Projected 2018 Cash NOI [1]	Cap Rate	NAV Calculation [2] Gross Asset Value (A)	Gross Per SF / Unit [10]	Property Debt (B)	Third Party Interests (C)	Discounting [13] (D)	Net Asset Value (A-B-C-D)	Net Value Range [3] High	Low
Office Portfolio	**MSF**										
Hudson Waterfront (Jersey City, Hoboken)	4.884	$84.7	4.8%	$1,780	*$364*	($250)	$0	$0	$1,530	$1,739	$1,361
Class A Suburban (Metropark, Short Hills)	1.951	41.0	6.9%	592	*303*	(125)	0	0	467	513	427
Suburban	4.136	54.0	8.7%	619	*150*	0	0	0	619	657	585
Flex Parks	3.527	35.9	6.5%	549	*156*	0	0	0	549	594	510
Subtotal [3][8]	**14.498**	**$215.6**		**$3,540**	***$244***	**($375)**	**$0**	**$0**	**$3,165**	**$3,503**	**$2,883**
Non-Core [5]	0.709			59		0	0	0	59	59	59
Hotel and Other JV Interests [6]				201		(129)	(37)	0	35	35	35
Harborside Plaza 4				90		0	0	0	90	90	90
Wegman's & Retail [1][7]				56		0	0	0	56	56	56
Land [8]				39		0	0	0	39	39	39
Repositioning Properties [9]				103		0	0	0	103	103	103
1031 Balances & Other Receivables (at cost)				39		0	0	0	39	39	39
Office - Asset Value	**15.207**			**$4,127**		**($504)**	**($37)**	**$0**	**$3,586**	**$3,924**	**$3,304**
Less: Office Unsecured Debt									(1,447)	(1,447)	(1,447)
Less: Office Preferred Equity/LP Interests									(53)	(53)	(53)
Total Office NAV	**15.207**								**$2,086**	**$2,424**	**$1,804**
Residential Portfolio	**Units**										
Operating Properties - Wholly Owned	3,281	$62.0	4.9%	$1,274	*$388*	($679)	$0	($2)	$593	$659	$529
Operating Properties - JVs [10]	3,334	79.7	4.7%	1,682	*504*	(864)	(412)	(5)	401	447	318
In-Construction Properties [11]	1,794	51.8	5.2%	993	*554*	(456)	(93)	(100)	344	373	306
Land [8]	9,624			485	*50*	0	(100)	0	385	404	366
Fee Income Business, Tax Credit, & Excess Cash				17		0	0	0	17	17	17
Residential - Asset Value [13]	**18,033**			**$4,451**		**($1,999)**	**($605)**	**($107)**	**$1,740**	**$1,900**	**$1,536**
Less: Rockpoint Interest									(255)	(268)	(242)
Plus: Additional Residential Holdings	718			96	*134*	0	0	0	96	101	91
Total Residential NAV	**18,751**			**$4,547**		**($1,999)**	**($605)**	**($107)**	**$1,581**	**$1,733**	**$1,385**
Total Mack-Cali NAV									**$3,667**	**$4,157**	**$3,189**
Approximate NAV / Share (100.7MM shares) [14]									***$36.42***	***$41.28***	***$31.67***

Notes:
See footnotes and "Information About Net Asset Value (NAV)" on pages 9 and 10.

3Q 2018 Company Highlights 7

Net Asset (Unaudited) Value – Residential Breakdown $ in millions Top NAV (net equity) Contributors NAV by Market Operating Properties Urby a t Ha rbors i de Mona co Ports i de 7 & 5/6 a t Ea s t Pi e r Al te rra a t Ove rl ook Ri dge Ma rbe l l a Subtotal Current/Future Development Properties $189 164 113 95 68 $629 12% 10% 7% 6% 4% 39% New York Metro Washington, D.C. 5.6% 1.3% Philadelphia Metro 0.8% Pl a za 8/9 (l a nd) Ri ve rHous e 11 Ma rri ott Hote l s a t Port I mpe ri a l Urby Future Pha s e s Bui l di ng 9 a t Port I mpe ri a l Subtotal Top Contributing Assets $113 97 95 83 69 $457 $1,086 7% 6% 6% 5% 4% 28% 67% NJ Corridor 8.6% Boston Metro 20.7% Hudson River Waterfront 63.0% Gross Portfolio Value Stabilized Gross Asset Value Le s s : Di s cou n t for CI P Di s cou n te d Gros s As s e t Va l u e $4,547 (107) $4,440 Le s s : Exi s ti n g De b t Le s s : 3rd Pa rty I n te re s ts Le s s : Rockp oi n t Sh a re MCRC Share of Residential NAV (1,999) (605) (255) $1,581 See footnotes and “Information About Net Asset Value (NAV)” on pages 9 and 10. Company Highlights 3Q 2018 8

Notes: Net Asset Value
(Unaudited)

(1) Reflects Projected 2018 Cash NOI for office assets; projected 12-month NOI for stabilized residential assets and the projected stabilized NOI for residential assets in development and lease-up. See Information About Net Operating Income on page 46.

(2) NAV is generally arrived at by calculating the estimated gross asset values for each of the Company's real estate properties, investments and other significant assets and interests, and then deducting from such amounts the corresponding net debt and third parties' interests in the assets. Gross asset values for stabilized operating multi-family real estate properties are calculated using the direct capitalization method by dividing projected net operating income for the next one year period by an estimated market capitalization rate for each property. Gross asset values for operating office properties are presented by dividing projected net operating income for the next one year period by an estimated year one imputed capitalization rate for each property. See Footnote 4 for a more detailed description of the methodology used by management to estimate gross asset values for its operating office properties. Management projects net operating income that it expects to receive for future periods from a combination of in-place lease contracts, prospective renewals of expiring leases and prospective lease-up of vacant space. Market capitalization rates are estimated for each property based on its asset class and geographic location and are based on information from recent property sale transactions as well as from publicly available information regarding unrelated third party property transactions.

(3) The value range is determined by adding or subtracting 0.50% to the year 1 cap rate for office properties and 0.25% to the year 1 cap rate for residential properties. Property cash flows have been reduced by credit loss reserves, leasing and base building capital expenditures, including Harborside renovations. The Waterfront valuation includes $80 million in capital for the Harborside renovations. Additionally, the analysis includes approximately $88 million in base building capital during the first three years of the five year discounted cash flow. The capital is allocated to physical building improvements and is estimated $40 million at the Waterfront, $28 million in the Class A Suburban, and $20 million in the Suburban portfolio's, respectively. Furthermore, the analysis includes $10 million in leasing capital budgeted in each of the Waterfront, Class A Suburban and Suburban portfolios. This is in addition to the tenant improvements, leasing commissions and capital reserves budgeted.

(4)

	Rentable Area (MSF)	Projected 2018 Cash NOI	Year 1 Cap Rate	In-Place Rent PSF	Market Rent PSF	Stabilized Occupancy Rate	Stabilized Cap Rate	Unlevered IRR	Value	$ PSF
Office										
Hudson Waterfront	4.884	$84.70	4.76%	$38.85	$45.44	92.00%	6.00%	7.00%	$1,780	$364
Class A Suburban	1.951	41.00	6.93%	36.99	39.10	92.50%	7.00%	8.00%	$592	303
Suburban	4.136	54.00	8.72%	27.89	27.69	88.00%	8.00%	9.00%	$619	150
Flex Parks	3.527	35.90	6.54%	18.57	19.67	94.00%	7.00%	8.00%	$549	156
Subtotal	**14.498**	**$215.60**		**$30.54**	**$33.25**				**$3,540**	**$244**

The year one cap rate, applied to the Projected 2018 Cash NOI, is derived from the present value of periodic cash flows over five years and a terminal value based on stabilized income and a market cap rate, all discounted at an unlevered internal rate of return. See Information About Net Operating Income on page 46.

The Company calculates estimated gross asset values for each of its operating office assets by taking the sum of (i) the present value of periodic cash flows over five years and (ii) a terminal value based on estimated stabilized income and a market capitalization rate at stabilization, all discounted at an unlevered internal rate of return. This value, divided by the projected net operating income for a one year period yields the year one imputed capitalization rate. Management projects the periodic cash flows over five years and the stabilized income from a combination of in-place lease contracts, prospective renewals of expiring leases and prospective lease-up of vacant space. Factors considered by management in projecting releasing and lease-up of vacant space and estimating the applicable market rental rates include: identification of leases currently being negotiated by management; historical annual leasing volumes for such property types; and comparable leases that have been executed for properties within the Company's portfolio and for competitor buildings in similar locations.

(5) Valuations for non-core assets, which are those assets being considered for sale or disposal, or in the active marketing process, are generally based on recent contract prices for similar properties in the process of being sold, letters of intent and ongoing negotiations for properties.

(6) Includes the Company's ownership interests in the Hyatt Regency Jersey City and three office joint venture properties.

(7) Wegman's $36 million asset value calculated using $1.6 million projected 2018 cash NOI capped at 4.5%. 24 Hour Fitness $20 million asset value calculated using $1 million projected cash NOI capped at 5%. See Information About Net Operating Income on page 46.

3Q 2018 9

Notes: Net Asset Value (Unaudited) certain markets, if available for other purposes, such as for transaction financing. Further, we consider what a land parcel’s value would need to be when combined with all other development costs to yield what we believe to be an appropriate target rate of return for a development project. The per apartment unit or per square foot office space values are derived by dividing the aggregate land value by the number of potential apartment units or square feet of office space the land can accommodate. The number of potential units or square feet of office space a land parcel can accommodate is most commonly governed by either in-place governmental approvals or density regulations set forth by existing zoning guidelines. (8) The value of land is based on a combination of recent or pending transactions for land parcels within our relevant markets and unrelated third parties, and sometimes may utilize land appraisals for (9) Valuations for properties planned for or undergoing a repositioning or repurposing utilize a projected stabilized net operating income for the asset upon completion of the repositioning/repurposing activities. After applying an estimated capitalization rate to a projected stabilized net operating income, the capitalized value is next discounted back based on the projected number of periods to re-stabilize the asset. The discount rate applied is determined based on a risk assessment of the repositioning/repurposing activities and comparable target returns in the marketplace, and further validated by outside market sources, when available for that market. Additionally, adjustments are made to the estimated value by deducting any estimated future costs necessary to complete the planned activities, as well as adding back the discounted projected interim operating cash flows expected to be generated by the property until re-stabilization has been achieved. Joint venture investments are generally valued by: applying a capitalization rate to projected NOI for the joint venture’s asset (which is similar to the process for valuing those assets wholly owned by the Company, as described above and previously), and deducting any joint venture level debt and any value allocable to joint venture partners’ interests. Includes Roseland’s last residential subordinate interest (Metropolitan at 40 Park) and commercial subordinate interests. The valuation approach for assets in-construction or lease-up are similar to that applied to assets undergoing repositioning/repurposing, as described above. After applying an estimated capitalization rate, currently ranging from 4.5% to 5.25%, to a projected stabilized net operating income, estimated to total approximately $50.8 million upon completion of the construction or lease-up activities, the Company deducts any estimated future costs totaling $357.4 million required to complete construction of the asset to arrive at an estimated value attributable to the asset. The Company then discounts the capitalized value back based on the projected number of periods to reach stabilization. The discount rate applied, currently ranging from 7% to 9.75%, is determined based on a risk assessment of the development activities and comparable target returns in the marketplace. The Company then adds back the discounted projected interim cash flows expected to be generated during the projected lease-up period to reach stabilization. Represents the discount to stabilized value applied to assets that have not yet achieved their respective Projected Stabilized NOI due to construction, lease-up or renovation. See Information About Net Operating Income on page 46. The residential valuation analysis totals to a Roseland NAV of $1,740,000,000 and additional Mack-Cali residential holdings of $96,000,000 or an aggregate $1,836,000,000, with the company’s share of this NAV of $1,564,000,000 (“MCRC Share”). This latter amount represents the company's share of Roseland NAV, net of the $255,000,000 attributable to Rockpoint's noncontrolling interest. The increase in the approximate NAV per share of $0.49 from June 30, 2018 to September 30, 2018 is due primarily to the acquisition of Prudential’s membership interest in Marbella and improved performance at our lease-up properties. (10) (11) (12) (13) (14) Information About Net Asset Value (NAV) Overall, NAV is arrived at by calculating the estimated gross asset values for each of their real estate properties, investments and other significant assets and interests, and then deducting from such amounts the corresponding net debt and third parties’ interests in the assets. Gross asset values for the operating real estate properties are calculated using the direct capitalization method by dividing projected net operating income for a one year period by an estimated current capitalization rate for each property. For each operating property, management projects net operating income that it expects to receive for future periods from a combination of in-place lease contracts, prospective renewals of expiring leases and prospective lease-up of vacant space. Factors considered by management in projecting releasing and lease-up of vacant space and estimating the applicable market rental rates include: identification of leases currently being negotiated by management; historical annual leasing volumes for such property types; and comparable leases that have been executed for properties within the Registrants’ portfolio and for competitor buildings in similar locations. A capitalization rate is estimated for each property based on its asset class and geographic location. Estimates of capitalization rates are based on information from recent property sale transactions as well as from publicly available information regarding unrelated third party property transactions. The use of NAV as a measure of value is subject to certain inherent limitations. The assessment of the estimated NAV of a particular property is subjective in that it involves estimates and assumptions and can be calculated using various acceptable methods. The Company’s methods of determining NAV may differ from the methods used by other companies. Accordingly, the Company’s estimated NAV may not be comparable to measures used by other companies. As with any valuation methodology, the methodologies utilized by the Company in estimating NAV are based upon a number of estimates, assumptions, judgments or opinions that may or may not prove to be correct. Capitalization rates obtained from publicly available sources also are critical to the NAV calculation and are subject to the sources selected and variability of market conditions at the time. Investors in the Company are cautioned that NAV does not represent (i) the amount at which the Company’s securities would trade at a national securities exchange, (ii) the amount that a security holder would obtain if he or she tried to sell his or her securities, (iii) the amount that a security holder would receive if the Company liquidated its assets and distributed the proceeds after paying all of their expenses and liabilities or (iv) the book value of the Company’s real estate, which is generally based on the amortized cost of the property, subject to certain adjustments. Company Highlights 3Q 2018 10

Balance Sheet

$ in thousands
(unaudited)

	3Q 2018				4Q 2017
ASSETS	Office/Corp.	Roseland	Elim./Other	Total	
Rental property					
Land and leasehold interests	$270,381	$205,665	-	$476,046	$414,502
Buildings and improvements	2,426,927	1,148,697	-	3,575,624	3,419,151
Tenant improvements	332,843	461	-	333,304	330,686
Furniture, fixtures and equipment	4,959	36,100	-	41,059	30,247
Land and improvements held for development	213,055	295,287	-	508,342	483,432
Development and construction in progress	94,945	310,907	-	405,852	535,971
	3,343,110	1,997,117	-	5,340,227	5,102,844
Less – accumulated depreciation and amortization	(1,014,359)	(71,856)	-	(1,086,215)	(1,087,083)
	2,328,751	1,925,261	-	4,254,012	4,015,761
Rental property held for sale, net	46,563	36,589	-	83,152	171,578
Net Investment in Rental Property (1)	2,375,314	1,961,850	-	4,337,164	4,187,339
Cash and cash equivalents	4,889	5,934	-	10,823	28,180
Restricted cash	12,402	7,717	-	20,119	39,792
Investments in unconsolidated joint ventures	13,712	216,902	-	230,614	252,626
Unbilled rents receivable, net	97,546	1,774	-	99,320	100,842
Deferred charges, goodwill and other assets, net (2)	313,883	50,074	(23,000)	340,957	342,320
Accounts receivable, net of allowance for doubtful accounts of $537 and $1,138	5,240	1,957	-	7,197	6,786
Total Assets	$2,822,986	$2,246,208	($23,000)	$5,046,194	$4,957,885
LIABILITIES & EQUITY					
Senior unsecured notes, net	$570,022	-	-	$570,022	$569,145
Unsecured revolving credit facility and term loans	870,313	-	-	870,313	822,288
Mortgages, loans payable and other obligations, net	371,912	995,471	-	1,367,383	1,418,135
Note Payable to Affiliate	-	23,000	(23,000)	-	
Dividends and distributions payable	21,691	-	-	21,691	21,158
Accounts payable, accrued expenses and other liabilities (2)	120,517	58,970	-	179,487	192,716
Rents received in advance and security deposits	33,207	5,633	-	38,840	43,993
Accrued interest payable	11,992	2,385	-	14,377	9,519
Total Liabilities	**1,999,654**	**1,085,459**	**(23,000)**	**3,062,113**	**3,076,954**
Commitments and contingencies	-	-	-	-	-
Redeemable noncontrolling interests	52,324	255,091	-	307,415	212,208
Total Stockholders'/Members Equity	**602,526**	**864,518**	**-**	**1,467,044**	**1,476,295**
Noncontrolling interests in subsidiaries:					
Operating Partnership	166,379	-	-	166,379	171,395
Consolidated joint ventures	2,103	41,140	-	43,243	21,033
Total Noncontrolling Interests in Subsidiaries	**168,482**	**41,140**	**-**	**209,622**	**192,428**
Total Equity	**771,008**	**905,658**	**-**	**1,676,666**	**1,668,723**
Total Liabilities and Equity	**$2,822,986**	**$2,246,208**	**($23,000)**	**$5,046,194**	**$4,957,885**

Notes: See supporting "Balance Sheet" notes on page 43 for more information.

3Q 2018 | Company Highlights | 11

Income Statement – Quarterly Comparison

$ in thousands, except per share amounts
(unaudited)

	3Q 2018 Office/ Corp.	3Q 2018 Roseland	3Q 2018 Total	2Q 2018	1Q 2018	4Q 2017	3Q 2017
REVENUES							
Base rents	$85,504	$21,735	$107,239	$103,584	$112,902	$118,419	$128,643
Escalation and recoveries from tenants	11,462	1,194	12,656	10,301	12,791	11,312	16,385
Real estate services	122	4,310	4,432	4,074	4,661	5,149	5,748
Parking income	2,447	3,052	5,499	5,757	5,327	5,223	5,766
Other income	1,638	650	2,288	2,873	3,286	3,426	3,476
Total revenues	**$101,173**	**$30,941**	**$132,114**	**$126,589**	**$138,967**	**$143,529**	**$160,018**
EXPENSES							
Real estate taxes	$11,763	$3,917	$15,680	$17,966	$18,361	$17,755	$21,300
Utilities	8,493	1,497	9,990	7,555	12,504	9,347	11,480
Operating services	20,457	6,650	27,107	22,939	25,618	26,884	26,312
Real estate service expenses	83	4,317	4,400	4,360	4,936	5,018	6,207
General and administrative	8,729	2,891	11,620	13,455	16,085	13,726	13,140
Depreciation and amortization	35,443	10,370	45,813	41,413	41,297	47,401	52,375
Total expenses	**$84,968**	**$29,642**	**$114,610**	**$107,688**	**$118,801**	**$120,131**	**$130,814**
Operating Income	**$16,205**	**$1,299**	**$17,504**	**$18,901**	**$20,166**	**$23,398**	**$29,204**
OTHER (EXPENSE) INCOME							
Interest expense	($16,605)	($4,489)	($21,094)	($18,999)	($20,075)	($22,490)	($25,634)
Interest and other investment income (loss)	850	1	851	641	1,128	1,408	762
Equity in earnings (loss) of unconsolidated joint ventures	714	(1,401)	(687)	(52)	1,572	(1,199)	(1,533)
Gain on change of control of interests	-	14,217	14,217	-	-	-	-
Realized gains (losses) and unrealized losses on disposition	(2,772)	(6,330)	(9,102)	1,010	58,186	4,476	31,336
Gain on sale of investment in unconsolidated joint venture	-	-	-	-	-	-	10,568
Gain (loss) from early extinguishment of debt, net	-	-	-	-	(10,289)	(182)	-
Total other income (expense)	**($17,813)**	**$1,998**	**($15,815)**	**($17,400)**	**$30,522**	**($17,987)**	**$15,499**
Net income	**($1,608)**	**$3,297**	**$1,689**	**$1,501**	**$50,688**	**$5,411**	**$44,703**
Noncontrolling interest in consolidated joint ventures	$0	$451	$451	$95	$30	$153	$447
Noncontrolling interest in Operating Partnership	167	-	167	142	(4,883)	(299)	(4,413)
Redeemable noncontrolling interest	(455)	(3,330)	(3,785)	(2,989)	(2,799)	(2,683)	(2,683)
Net income available to common shareholders	**($1,896)**	**$418**	**($1,478)**	**($1,251)**	**$43,036**	**$2,582**	**$38,054**
Basic earnings per common share:							
Net income available to common shareholders			($0.05)	($0.05)	$0.45	($0.01)	$0.39
Diluted earnings per common share:							
Net income available to common shareholders			($0.05)	($0.05)	$0.45	($0.01)	$0.39
Basic weighted average shares outstanding			90,468	90,330	90,263	90,029	90,023
Diluted weighted average shares outstanding			100,712	100,598	100,604	100,468	100,727

3Q 2018 Company Highlights 12

FFO, Core FFO & AFFO – Quarterly Comparison

$ in thousands, except per share amounts and ratios
(unaudited)

	3Q 2018	2Q 2018	1Q 2018	4Q 2017	3Q 2017
Net income (loss) available to common shareholders	($1,478)	($1,251)	$43,036	$2,582	$38,054
Add (deduct): Noncontrolling interest in Operating Partnership	(167)	(142)	4,883	299	4,413
Real estate-related depreciation and amortization on continuing operations [1]	49,433	45,781	45,602	51,619	57,231
Gain on change of control of interests	(14,217)	-	-	-	-
Gain on sale of investment in unconsolidated joint venture	-	-	-	-	(10,568)
Realized gains and unrealized losses on disposition of rental property, net	9,102	(1,010)	(58,186)	(4,476)	(31,336)
Funds from operations [2]	**$42,673**	**$43,378**	**$35,335**	**$50,024**	**$57,794**
Add/Deduct:					
Loss from extinguishment of debt, net	-	-	$10,289	$182	-
Severance/separation costs on management restructuring	640	1,795	5,052	-	-
Core FFO	**$43,313**	**$45,173**	**$50,676**	**$50,206**	**$57,794**
Add (Deduct) Non-Cash Items:					
Straight-line rent adjustments [3]	($1,901)	$249	($2,742)	($3,685)	($6,360)
Amortization of market lease intangibles, net [4]	(892)	(1,313)	(2,130)	(2,234)	(2,254)
Amortization of lease inducements	214	258	294	444	535
Amortization of stock compensation	1,897	783	2,657	2,303	2,291
Non real estate depreciation and amortization	535	536	511	511	505
Amortization of debt discount/(premium) and mark-to-market, net	(238)	(237)	(237)	(201)	(164)
Amortization of deferred financing costs	1,302	1,145	1,096	1,150	1,184
Deduct:					
Non-incremental revenue generating capital expenditures:					
Building improvements	(2,208)	(723)	(1,666)	(2,842)	(1,664)
Tenant improvements and leasing commissions [5]	(4,467)	(17,939)	(4,468)	(4,791)	(5,110)
Tenant improvements and leasing commissions on space vacant for more than one year	(7,782)	(6,851)	(7,695)	(2,761)	(6,667)
Adjusted FFO [2]	**$29,773**	**$21,081**	**$36,296**	**$38,100**	**$40,090**
Core FFO (calculated above)	**$43,313**	**$45,173**	**$50,676**	**$50,206**	**$57,794**
Deduct:					
Equity in earnings (loss) of unconsolidated joint ventures, net	$687	$52	($1,572)	$1,199	$1,533
Equity in earnings share of depreciation and amortization	(4,155)	(4,903)	(4,815)	(4,729)	(5,260)
Add-back:					
Interest expense	21,093	18,999	20,075	22,490	25,634
Recurring JV distributions [6]	4,908	4,585	6,690	2,862	4,057
Income (loss) in non-controlling interest in consolidated joint ventures	(451)	(95)	(30)	(153)	(447)
Redeemable noncontrolling interest	3,785	2,989	2,799	2,683	2,683
Income tax expense	215	144	-	-	-
Adjusted EBITDA	**$69,395**	**$66,944**	**$73,823**	**$74,558**	**$85,994**
Net debt at period end [7]	$2,776,776	$2,616,772	$2,589,903	$2,781,388	$2,750,397
Net debt to Adjusted EBITDA	10.0x	9.7x	8.8x [9]	9.3x	8.0x
Diluted weighted average shares/units outstanding [8]	100,712	100,598	100,604	100,468	100,727
Funds from operations per share-diluted	$0.42	$0.43	$0.35	$0.50	$0.57
Core Funds from Operations per share/unit-diluted	$0.43	$0.45	$0.50	$0.50	$0.57
Dividends declared per common share	$0.20	$0.20	$0.20	$0.20	$0.20

Notes: See footnotes and "Information About FFO, Core FFO, & AFFO" on page 17.

3Q 2018 Company Highlights 13

EBITDAre – Quarterly Comparison

$ in thousands
(unaudited)

	3Q 2018	2Q 2018	1Q 2018	4Q 2017	3Q 2017
Net Income available to common shareholders	($1,478)	($1,251)	$43,036	$2,582	$38,054
Add:					
Noncontrolling interest in Operating Partnership	(167)	(142)	4,883	299	4,413
Noncontrolling interest in consolidated joint ventures	(451)	(95)	(30)	(153)	(447)
Redeemable noncontrolling interest	3,785	2,989	2,799	2,683	2,683
Interest expense	21,094	18,999	20,075	22,490	25,634
Income tax expense	267	144	30	-	113
Depreciation and amortization	45,813	41,413	41,297	47,401	52,375
Deduct:					
Realized (gains) losses and unrealized losses on disposition of rental property, net	9,102	(1,010)	(58,186)	(4,476)	(31,336)
(Gain)/loss on sale of investment in unconsolidated joint ventures	-	-	-	-	(10,568)
(Gain)/loss on change of control of interest	(14,217)	-	-	-	-
Equity in (earnings) loss of unconsolidated joint ventures	687	52	(1,572)	1,199	1,533
Add:					
Company's share of property NOI's in unconsolidated joint ventures [1]	8,802	10,193	11,059	9,962	8,563
EBITDAre	$73,237	$71,292	$63,391	$81,987	$91,017
Add:					
Loss from extinguishment of debt, net	-	-	10,289	-	-
Severance/Separation costs on management restructuring	640	1,795	5,052	-	-
Adjusted EBITDAre	$73,877	$73,087	$78,732	$81,987	$91,017

Notes:
(1) See unconsolidated joint venture NOI details on page 22 for 3Q 2018.
See Information About EBITDAre on page 17.

3Q 2018 Company Highlights 14

Income Statement – Year-over-Year Comparison

$ in thousands

	YTD 3Q 2018	YTD 3Q 2017
REVENUES		
Base rents	$323,725	$382,915
Escalation and recoveries from tenants	35,748	47,455
Real estate services	13,167	17,980
Parking income	16,583	15,047
Other income	8,447	9,274
Total revenues	**$397,670**	**$472,671**
EXPENSES		
Real estate taxes	$52,007	$63,609
Utilities	30,049	33,251
Operating services	75,664	80,495
Real estate service expenses	13,696	18,376
General and administrative	41,160	37,223
Depreciation and amortization	128,523	157,768
Total expenses	**$341,099**	**$390,722**
Operating Income	**$56,571**	**$81,949**
OTHER (EXPENSE) INCOME		
Interest expense	($60,168)	($70,898)
Interest and other investment income (loss)	2,620	1,358
Equity in earnings (loss) of unconsolidated joint ventures	833	(4,882)
Gain on change of control of interests	14,217	-
Realized gains (losses) and unrealized losses on disposition	50,094	(2,112)
Gain on sale of investment in unconsolidated joint venture	-	23,131
Gain (loss) from early extinguishment of debt, net	(10,289)	(239)
Total other income (expense)	**($2,693)**	**($53,642)**
Net income	**$53,878**	**$28,307**
Noncontrolling interest in consolidated joint ventures	$576	$865
Noncontrolling interest in Operating Partnership	(4,574)	(2,412)
Redeemable noncontrolling interest	(9,573)	(6,157)
Net income available to common shareholders	**$40,307**	**$20,603**
Basic earnings per common share:		
Net income available to common shareholders	$0.35	$0.06
Diluted earnings per common share:		
Net income available to common shareholders	$0.35	$0.06
Basic weighted average shares outstanding	90,355	89,997
Diluted weighted average shares outstanding	100,684	100,701

3Q 2018 Company Highlights 15

FFO, Core FFO & AFFO – Year-over-Year Comparison

$ in thousands
except per share amounts and ratios *(unaudited)*

	YTD 3Q 2018	YTD 3Q 2017
Net income available to common shareholders	$40,307	$20,603
Add (deduct): Noncontrolling interest in Operating Partnership	4,574	2,412
Real estate-related depreciation and amortization on continuing operations [1]	140,816	172,144
Gain on change of control of interests	(14,217)	-
Gain on sale of investment in unconsolidated joint venture	-	(23,131)
Realized gains and unrealized losses on disposition of rental property, net	(50,094)	2,112
Funds from operations [2]	**$121,386**	**$174,140**
Add/Deduct:		
Loss from extinguishment of debt, net	$10,289	$239
Severance/separation costs on management restructuring	7,487	-
Core FFO	**$139,162**	**$174,379**
Add (Deduct) Non-Cash Items:		
Straight-line rent adjustments [3]	($4,394)	($12,613)
Amortization of market lease intangibles, net [4]	(4,335)	(6,018)
Amortization of lease inducements	766	1,259
Amortization of stock compensation	5,337	5,626
Non real estate depreciation and amortization	1,582	1,231
Amortization of debt discount/(premium) and mark-to-market, net	(712)	(86)
Amortization of deferred financing costs	3,543	3,462
Deduct:		
Non-incremental revenue generating capital expenditures:		
Building improvements	(4,597)	(9,936)
Tenant improvements and leasing commissions [5]	(26,874)	(17,225)
Tenant improvements and leasing commissions on space vacant for more than one year	(22,328)	(18,783)
Adjusted FFO [2]	**$87,150**	**$121,296**
Core FFO (calculated above)	**$139,162**	**$174,379**
Deduct:		
Equity in earnings (loss) of unconsolidated joint ventures, net	($833)	$4,882
Equity in earnings share of depreciation and amortization	(13,873)	(15,607)
Add-back:		
Interest expense	60,167	70,898
Recurring JV distributions [6]	16,183	9,778
Income (loss) in non-controlling interest in consolidated joint ventures	(576)	(865)
Redeemable noncontrolling interest	9,573	6,157
Income tax expense	359	-
Adjusted EBITDA	**$210,162**	**$249,622**
Net debt at period end [7]	$2,776,776	$2,750,397
Net debt to Adjusted EBITDA	10.0x	8.3x
Diluted weighted average shares/units outstanding [8]	100,684	100,701
Funds from operations per share-diluted	$1.21	$1.73
Core Funds from Operations per share/unit-diluted	$1.38	$1.73
Dividends declared per common share	$0.60	$0.55

Notes: See footnotes and "Information About FFO, Core FFO, & AFFO" on page 17.

3Q 2018 Company Highlights 16

FFO, Core FFO & AFFO (Notes) Notes (1) Includes the Company’s share from unconsolidated joint ventures, and adjustments for noncontrolling interest, of $4,155 and $5,362 for the three months ended September 30, 2018 and 2017, respectively, and $13,873 and $15,607 for the nine months ended September 30, 2018 and 2017, respectively. Excludes non-real estate-related depreciation and amortization of $535 and $505 for the three months ended September 30, 2018 and 2017, respectively, and $1,582 and $1,231 for the nine months ended September 30, 2018 and 2017, respectively. (2) Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO, Core FFO and AFFO” below. (3) Includes free rent of $3,643 and $8,748 for the three months ended September 30, 2018 and 2017, respectively, and $12,117 and $21,874 for the nine months ended September 30, 2018 and 2017, respectively. Also includes the Company's share from unconsolidated joint ventures of ($96) and $673 for the three months ended September 30, 2018 and 2017, respectively, and ($790) and $968 for the nine months ended September 30, 2018 and 2017, respectively. (4) Includes the Company's share from unconsolidated joint ventures of $0 and $81 for the three months ended September 30, 2018 and 2017, respectively, and $107 and $256 for the nine months ended September 30, 2018 and 2017, respectively. (5) Excludes expenditures for tenant spaces in properties that have not been owned by the Company for at least a year. (6) 1Q 2018 and YTD 2018 Includes $2.6 million of the Company’s share of its first annual sale of an economic tax credit certificate associated with the Urby joint venture from the State of New Jersey to a third party. (7) Net Debt calculated by taking the sum of senior unsecured notes, unsecured revolving credit facility, and mortgages, loans payable and other obligations, and deducting cash and cash equivalents, all at period end. (8) Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (10,189 and 10,439 shares for the three months ended September 30, 2018 and 2017, respectively, and 10,214 and 10,394 shares for the nine months ended September 30, 2018 and 2017, respectively). (9) Equals Net Debt at period end divided by Adjusted EBITDA (for quarter periods, Adjusted EBITDA annualized multiplying quarter amounts by 4). Without annualizing the proceeds from the Urby tax credit, the 1Q 2018 net debt to EBITDA ratio is 9.0x. Information About FFO, Core FFO and AFFO Funds from operations (“FFO”) is defined as net income (loss) before noncontrolling interests of unitholders, computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains or losses from depreciable rental property transactions (including both acquisitions and dispositions), and impairments related to depreciable rental property, plus real estate-related depreciation and amortization. The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT. The Company further believes that as FFO per share excludes the effect of depreciation, gains (or losses) from property transactions and impairments related to depreciable rental property (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs. FFO per share should not be considered as an alternative to net income available to common shareholders per share as an indication of the Company’s performance or to cash flows as a measure of liquidity. FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition. However, the Company’s FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts (“NAREIT”). A reconciliation of net income per share to FFO per share is included in the financial tables above. Core FFO is defined as FFO, as adjusted for items that may distort the comparative measurement of the Company’s performance over time. Adjusted FFO ("AFFO") is defined as Core FFO less (i) recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired below-market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges. Core FFO and AFFO are both non-GAAP financial measures that are not intended to represent cash flow and are not indicative of cash flows provided by operating activities as determined in accordance with GAAP. Core FFO and AFFO are presented solely as supplemental disclosures that the Company’s management believes provides useful information regarding the Company's operating performance and its ability to fund its dividends. There are not generally accepted definitions established for Core FFO or AFFO. Therefore, the Company's measures of Core FFO and AFFO may not be comparable to the Core FFO and AFFO reported by other REITs. A reconciliation of net income to Core FFO and AFFO are included in the financial tables above. Information About EBITDAre EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures. The Company presents EBITDAre, because the Company believes that EBITDAre, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. EBITDAre should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity. Company Highlights 3Q 2018 17

Same Store Performance

$ in thousands

Office Same Store

	For the Three Months Ended				For the Nine Months Ended			
	3Q 2018	3Q 2017	Change	% Change	3Q 2018	3Q 2017	Change	% Change
Total Property Revenues (GAAP)	$99,250	$109,394	($10,144)	(9.3%)	$273,266	$294,274	($21,008)	(7.1%)
Real Estate Taxes	$11,680	$13,710	($2,030)	(14.8%)	$37,992	$40,004	($2,012)	(5.0%)
Utilities	8,200	8,063	137	1.7%	22,451	21,407	1,044	4.9%
Operating Services	18,336	17,225	1,111	6.4%	50,022	49,262	760	1.5%
Total Property Expenses	$38,216	$38,998	($782)	(2.0%)	$110,465	$110,673	($208)	(0.2%)
Same Store GAAP NOI [a]	**$61,034**	**$70,396**	**($9,362)**	**(13.3%)**	**$162,801**	**$183,601**	**($20,800)**	**(11.3%)**
Less: straight-lining of rents adj. and FAS 141	$2,183	$7,447	($5,264)	(70.7%)	$7,706	$14,954	($7,248)	(48.5%)
Same Store Cash NOI [b]	$58,851	$62,949	($4,098)	(6.5%)	$155,095	$168,647	($13,552)	(8.0%)
Total Properties	108	108	-	-	102	102	-	-
Total Square Footage	15,062,083	15,062,083	-	-	13,988,037	13,988,037	-	-
% Leased	82.9%	89.0%	-	(6.9%)	82.5%	89.2%	-	(7.5%)

Residential Same Store [1]

	For the Three Months Ended				For the Nine Months Ended			
	3Q 2018	3Q 2017	Change	% Change	3Q 2018	3Q 2017	Change	% Change
Total Property Revenues	$18,530	$18,543	($13)	(0.1%)	$55,168	$55,245	($77)	(0.1%)
Real Estate Taxes	$2,258	$2,374	($116)	(4.9%)	$6,929	$7,012	($83)	(1.2%)
Operating Expenses	4,924	4,956	(32)	(0.6%)	13,820	13,741	79	0.6%
Total Property Expenses	7,182	7,330	(148)	(2.0%)	20,749	20,753	(4)	(0.0%)
Same Store GAAP NOI [a]	**$11,348**	**$11,213**	**$135**	**1.2%**	**$34,419**	**$34,492**	**($73)**	**(0.2%)**
Total Units [2]	3,156	3,156	-	-	3,156	3,156	-	-
% Leased	96.3%	97.4%		(1.1%)	96.3%	97.4%		(1.1%)

Notes:

(a) The aggregate sum of: property-level revenue, straight-line and ASC 805 adjustments over the given time period; less: operating expense, real estate taxes and utilities over the same period for the same store portfolio.

(b) Aggregate property-level revenue over the given period; less: operating expense, real estate taxes and utilities over the same period for the same store portfolio.

See supporting "Same Store Performance" notes on page 43 and Information About Net Operating Income (NOI) on page 46.

3Q 2018 Company Highlights 18

Debt Summary & Maturity Schedule

$ in thousands

Debt Breakdown

	Balance	% of Total	Weighted Average Interest Rate [1]	Weighted Average Maturity in Years
Fixed Rate Debt				
Fixed Rate Unsecured Debt and Other Obligations [1]	$1,250,000	44.30%	3.70%	2.54
Fixed Rate Secured Debt	1,046,622	37.09%	3.62%	6.66
Subtotal: Fixed Rate Debt	**$2,296,622**	**81.39%**	**3.66%**	**4.41**
Variable Rate Debt				
Variable Rate Secured Debt	$328,170	11.63%	4.88%	1.23
Variable Rate Unsecured Debt [2]	197,000	6.98%	3.39%	2.57
Subtotal: Variable Rate Debt	**$525,170**	**18.61%**	**4.32%**	**1.73**
Totals/Weighted Average	**$2,821,792**	**100.00%**	**3.79%** [3]	**3.92**
Adjustment for Unamortized Debt Discount	(3,005)			
Unamortized Deferred Financing Costs	(11,143)			
Total Consolidated Debt, net	**$2,807,644**			
Unconsolidated Secured Debt				
CLI Share	$374,452	45.50%	4.10%	6.94
Partners' Share	448,490	54.50%	4.10%	6.94
Total Unconsolidated Secured Debt	**$822,942**	**100.00%**	**4.10%**	**6.94**

Maturity Schedule

Period	Principal Maturities	Scheduled Amortization	Total Future Repayments	Weighted Average Interest Rate [1]
Oct-Dec 2018	$0	$350	350	3.99%
2019	677,353 [1]	532	677,885	4.10%
2020	325,000 [1]	2,903	327,903	3.46%
2021	365,800	3,227	369,027	3.34%
2022	300,000	3,284	303,284	4.60%
2023	333,998	3,412	337,410	3.53%
Thereafter	794,929	7,230	802,159	3.80%
Subtotal	**$2,797,080**	**$20,938**	**2,818,018**	**3.83%**
Adjustment for unamortized debt discount/premium	-	(3,005)	(3,005)	
Unamortized mark-to-market	-	3,774	3,774	
Unamortized deferred financing costs	-	(11,143)	(11,143)	
Totals/Weighted Average	**$2,797,080**	**$10,564**	**$2,807,644**	**3.83%** [3]

Notes:
See supporting "Debt Summary & Maturity Schedule" notes on page 43.

3Q 2018 Company Highlights 19

Debt Profile

$ in thousands

	Lender	Effective Interest Rate [1]	September 30, 2018	December 31, 2017	Date of Maturity
OFFICE PORTFOLIO					
Secured Debt					
23 Main Street	Berkadia CMBS	5.59%	-	27,090	
Harborside 5	Northwestern Mutual Life	6.84%	-	209,257	
One River Center	Guardian Life Ins. Co.	7.31%	-	40,485	
101 Hudson	Wells Fargo CMBS	3.20%	250,000	250,000	10/11/26
Short Hills Portfolio	Wells Fargo CMBS	4.15%	124,500	124,500	04/01/27
Principal balance outstanding			374,500	651,332	
Unamortized deferred financing costs			(2,588)	(2,941)	
Total Secured Debt - Office Portfolio			**$371,912**	**$648,391**	
Senior Unsecured Notes: [2][3]					
4.500%, Senior Unsecured Notes	public debt	4.61%	300,000	300,000	04/18/22
3.150%, Senior Unsecured Notes	public debt	3.52%	275,000	275,000	05/15/23
Principal balance outstanding			575,000	575,000	
Adjustment for unamortized debt discount			(3,005)	(3,505)	
Unamortized deferred financing costs			(1,973)	(2,350)	
Total Senior Unsecured Notes, net:			**$570,022**	**$569,145**	
Unsecured Term Loans:					
2016 Unsecured Term Loan	7 Lenders	3.28%	$350,000	$350,000	01/07/19 [4]
2017 Unsecured Term Loan	13 Lenders	3.46%	325,000	325,000	01/25/20 [4]
Revolving Credit Facilities	13 Lenders	LIBOR +1.30%	197,000	150,000	01/25/21
Unamortized deferred financing costs			(1,687)	(2,712)	
Total Revolving Credit Facilities & Unsecured Term Loans:			**$870,313**	**$822,288**	
Total Debt - Office Portfolio			**$1,812,247**	**$2,039,824**	
RESIDENTIAL PORTFOLIO					
Secured Construction Loans					
Marriott Hotels at Port Imperial (F.K.A. Port Imperial 4/5 Hotel)	Fifth Third Bank & Santander	LIBOR+4.50%	$68,928	$43,674	10/06/19
Signature Place (F.K.A. 250 Johnson)	M&T Bank	LIBOR+2.35%	41,768	32,491	05/20/19
Portside 5/6	Citizens Bank	LIBOR+2.50%	69,787	45,778	09/29/19
RiverHouse 11 at Port Imperial (F.K.A. Port Imperial South 11)	JPMorgan Chase	LIBOR+2.35%	67,427	46,113	11/24/19
145 Front at City Square (F.K.A. Worcester)	Citizens Bank	LIBOR+2.50%	54,743	37,821	12/10/19
Total Secured Construction Debt			**$302,653**	**$205,877**	
Secured Permanent Loans					
Park Square	Wells Fargo Bank N.A.	LIBOR+1.87%	$25,517	$26,567	04/10/19
Monaco	The Northwestern Mutual Life	3.15%	168,774	169,987	02/01/21
Port Imperial South 4/5 Retail	American General Life & A/G PC	4.56%	4,000	4,000	12/01/21
Portside 7	CBRE Capital Markets/FreddieMac	3.57%	58,998	58,998	08/01/23
Alterra I & II	Capital One/FreddieMac	3.85%	100,000	100,000	02/01/24
The Chase at Overlook Ridge	New York Community Bank	3.74%	135,750	135,750	01/01/25
Marbella	New York Life Insurance Co.	4.17%	131,000	-	08/10/26
Quarry Place at Tuckahoe (F.K.A 150 Main Street)	Natixis Real Estate Capital LLC	4.48%	41,000	41,000	08/05/27
Port Imperial South 4/5 Garage	American General Life & A/G PC	4.85%	32,600	32,600	12/01/29
Principal balance outstanding			697,639	568,902	
Unamortized deferred financing costs			(4,895)	(5,035)	
Total Secured Permanent Debt			**$692,744**	**$563,867**	
Total Debt - Residential Portfolio			**$995,397**	**$769,744**	
Total Debt:			**$2,807,644**	**$2,809,568**	

Notes:

See supporting "Debt Profile" notes on page 43.

3Q 2018 Company Highlights 20

2018/2019 Debt Maturities

$ in thousands

	Type	Balance at 3Q 2018	Maximum Loan Balance	Date of Maturity	Extension Option/ Prepayment	LTV [1]
Secured Debt						
Consolidated Debt						
Residential						
Park Square [2]	Permanent Loan	$25,517	N/A	4/10/2019	-	73.11%
Signature Place	Construction Loan	41,769	42,000	5/20/2019	One 1-year option	54.30%
Portside 5/6	Construction Loan	69,787	73,000	9/29/2019	Two 1-year options [3]	45.85%
Marriott Hotels at Port Imperial	Construction Loan	68,928	94,000	10/6/2019	Two 1-year options	45.69%
RiverHouse 11	Construction Loan	67,427	78,000	11/24/2019	Two 1-year options [3]	43.87%
145 Front at City Square	Construction Loan	54,743	58,000	12/10/2019	Two 1-year options	50.05%
Total Consolidated Residential		$328,171				49.30%
Total Consolidated Secured		**$328,171**				**49.30%**
Unconsolidated Debt						
Residential						
Shops at 40 Park	Permanent Loan	$6,067	-	9/12/2019	-	40.73%
M2	Construction Loan	74,690	-	3/30/2019	Exercised third of four 3-month extension options	38.30%
Total Unconsolidated Residential		$80,757				38.48%
Total Unconsolidated Secured		**$80,757**				**38.48%**
Total Secured Debt		**$408,928**				**47.17%**
Unsecured Debt						
2016 Unsecured Term Loan		$350,000	-	1/7/2019	Two 1-year options	-
Total Unsecured		**$350,000**				-

Notes:
See supporting "2018/2019 Debt Maturities" notes on page 43.

3Q 2018 Company Highlights 21

Unconsolidated Joint Ventures

$ in thousands

Property	Units/SF	Leased Occupancy	CLI's Nominal Ownership [1]	3Q 2018 GAAP NOI [a]	Total Debt	GAAP NOI After Debt Service [b]	CLI Share of GAAP NOI [c]	CLI Share of Debt	CLI GAAP NOI After Debt Service [d]	CLI 3Q 2018 FFO
Operating Properties										
Residential										
M2	311	95.5%	24.3%	$2,167	$74,690	$1,325	$525	$18,127	$322	$321
Metropolitan & Shops at 40 Park	130	94.6%	12.5%	942	42,291	593	118	5,286	74	5
Metropolitan Lofts	59	84.7%	25.0%	146	13,145	(2)	37	3,286	(1)	(3)
RiverTrace at Port Imperial	316	96.8%	22.5%	1,750	82,000	1,092	394	18,450	246	243
Crystal House	825	96.8%	25.0%	3,048	163,661	1,751	762	40,915	438	421
Riverpark at Harrison	141	96.5%	45.0%	494	29,957	217	222	13,481	98	91
Station House	378	91.0%	50.0%	1,799	98,902	607	900	49,451	304	285
Urby	762	97.9%	85.0%	3,561	191,732	1,070	3,027	162,972	910	821
Subtotal - Residential	**2,922**	**95.8%**	**43.9%**	**$13,907**	**$696,378**	**$6,653**	**$5,985**	**$311,968**	**$2,391**	**$2,184**
Office										
Red Bank Corporate Plaza	92,878	64.5%	50.0%	275	14,000	117	138	7,000	59	49
12 Vreeland	139,750	100.0%	50.0%	420	8,306	360	210	4,153	180	179
Offices at Crystal Lake	106,345	93.2%	31.3%	323	4,258	272	100	1,331	85	85
Subtotal - Office	**338,973**	**88.1%**	**44.1%**	**$1,018**	**$26,564**	**$749**	**$448**	**$12,484**	**$324**	**$313**
Retail/Hotel										
Riverwalk Retail	30,745	58.0%	20.0%	142	-	142	28	-	28	2
Hyatt Regency Jersey City	351	85.2%	50.0%	3,025	100,000	2,108	1,513	50,000	1,054	1,490
Subtotal - Retail/Hotel		**84.0%**	**48.7%**	**$3,167**	**$100,000**	**$2,250**	**$1,541**	**$50,000**	**$1,082**	**$1,492**
Total Operating			**44.8%**	**$18,092**	**$822,942**	**$9,652**	**$7,974**	**$374,452**	**$3,797**	**$3,989**
Other Unconsolidated JVs				$2,078	-	$2,078	$828	-	$828	$139
Total Unconsolidated JVs [2]				**$20,170**	**$822,942**	**$11,730**	**$8,802**	**$374,452**	**$4,625**	**$4,128**

Notes:

(a) The sum of property-level revenue, straight-line and ASC 805 adjustments; less: operating expense, real estate taxes and utilities.

(b) Property-level revenue; less: operating expense, real estate taxes and utilities, property-level G&A expense and property-level interest expense.

(c) GAAP NOI at Company's ownership interest in the joint venture property.

(d) NOI After Debt Service at Company's ownership interest in the joint venture property, calculated as Company's share of GAAP NOI after deducting Company's share of the unconsolidated joint ventures' interest expense. The Company's share of the interest expense is $4,178,000 for 3Q 2018.

See supporting "Unconsolidated Joint Ventures" notes on page 43 and Information About Net Operating Income (NOI) on page 46.

3Q 2018 Company Highlights 22

Transaction Activity

$ in thousands (incl. per unit values) except per SF

Office Portfolio

	Location	Transaction Date	Number of Buildings	SF	Occupancy %	Transaction Value [1]	Price Per SF	Weighted Average Cap Rate [2]
1Q 2018 Dispositions								
35 Waterview	Parsippany, NJ	02/15/18	1	172,498	87.1%	$28,150	$163	
Horizon Portfolio	Hamilton, NJ	03/05/18	6	239,262	75.1%	18,500	77	
700 Horizon - AAA	Hamilton, NJ	03/22/18	1	120,000	100.0%	34,750	290	
Wall Portfolio	Wall, NJ	03/23/18	8	397,423	85.6%	46,312	117	
20 Waterview	Parsippany, NJ	03/28/18	1	225,550	41.3%	12,900	57	
75 Livingston	Roseland, NJ	03/28/18	1	94,221	65.8%	8,250	88	
Westchester Financial Center [3]	White Plains, NY	03/30/18	2	489,000	56.3%	83,000	170	
1Q 2018 Dispositions			**20**	**1,737,954**	**70.2%**	**$231,862**	**$133**	**6.64%**
2Q 2018 Dispositions								
-	-	-	-	-	-	-	-	-
3Q 2018 Dispositions								
1 & 3 Barker	White Plains, NY	09/06/18	2	133,300	71.2%	$15,920	$119	
600 Horizon Drive	Hamilton, NJ	08/02/18	1	95,000	100.0%	15,750	166	
3Q 2018 Dispositions			**3**	**228,300**	**83.2%**	**$31,670**	**$139**	**7.78%**

Residential Portfolio

	Location	Transaction Date	Number of Buildings	Units	Occupancy %	Gross Asset Value	Price Per Unit	Weighted Average Cap Rate [2]
3Q 2018 Acquisitions								
Marbella (50% Interest)	Jersey City, NJ	08/02/18	1	412	95.4%	$218,500 [1]	$530	
3Q 2018 Acquisitions			**1**	**412**	**95.4%**	**$218,500**	**$530**	**4.62%**

Notes:
(1) Represents 100% of asset value.
See supporting "Transaction Activity" notes on page 43.

3Q 2018 Company Highlights 23

Office Portfolio 3Q 2018 24

Property Listing

Waterfront

Building	Location	Total SF	Leased SF	% Leased	Avg. Base Rent + Escalations [2]
101 Hudson	Jersey City, NJ	1,246,283	951,901	76.4%	$37.21
Harborside 1	Jersey City, NJ	399,578	194,066	48.6%	48.28
Harborside 2 & 3	Jersey City, NJ	1,487,222	1,234,101	83.0%	38.50
Harborside 4a	Jersey City, NJ	207,670	198,494	95.6%	36.56
Harborside 5	Jersey City, NJ	977,225	581,156	59.5%	39.40
111 River Street	Hoboken, NJ	566,215	417,054	73.7%	39.48
Total Waterfront		**4,884,193**	**3,576,772**	**73.2%**	**$38.85**

Class A Suburban

Building	Location	Total SF	Leased SF	% Leased	Avg. Base Rent + Escalations [2]
1 Bridge Plaza	Fort Lee, NJ	200,000	158,450	79.2%	$29.12
2115 Linwood Avenue	Fort Lee, NJ	68,000	58,562	86.1%	25.16
101 Wood Avenue S	Iselin, NJ	262,841	262,841	100.0%	32.59
581 Main Street	Woodbridge, NJ	200,000	199,379	99.7%	31.92
333 Thornall Street	Edison, NJ	196,128	196,128	100.0%	34.62
343 Thornall Street	Edison, NJ	195,709	190,792	97.5%	33.82
150 JFK Parkway	Short Hills, NJ	247,476	209,848	84.8%	35.89
51 JFK Parkway	Short Hills, NJ	260,741	256,324	98.3%	52.49
101 JFK Parkway	Short Hills, NJ	197,196	194,111	98.4%	40.88
103 JFK Parkway	Short Hills, NJ	123,000	123,000	100.0%	42.46
Total Class A Suburban		**1,951,091**	**1,849,435**	**94.8%**	**$36.99**

Suburban

Building	Location	Total SF	Leased SF	% Leased	Avg. Base Rent + Escalations [2]
1 Giralda Farms	Madison, NJ	154,417	149,745	97.0%	$40.06
7 Giralda Farms	Madison, NJ	236,674	142,136	60.1%	35.91
4 Gatehall Drive	Parsippany, NJ	248,480	193,974	78.1%	27.19
9 Campus Drive	Parsippany, NJ	156,495	135,634	86.7%	21.29
325 Columbia Turnpike	Florham Park, NJ	168,144	168,144	100.0%	26.55
200 Schultz Drive	Red Bank, NJ	102,018	79,005	77.4%	27.38
201 Littleton Road	Morris Plains, NJ	88,369	38,572	43.6%	20.39
3600 Route 66	Neptune, NJ	180,000	180,000	100.0%	25.16
4 Campus Drive	Parsippany, NJ	147,475	127,733	86.6%	24.64
6 Campus Drive	Parsippany, NJ	148,291	122,112	82.3%	26.27
1 Sylvan Way	Parsippany, NJ	150,557	122,938	81.7%	32.72
3 Sylvan Way	Parsippany, NJ	147,241	82,036	55.7%	30.27
5 Sylvan Way	Parsippany, NJ	151,383	142,588	94.2%	29.66
7 Sylvan Way	Parsippany, NJ	145,983	103,289	70.8%	29.20
7 Campus Drive	Parsippany, NJ	154,395	134,026	86.8%	25.99
2 Hilton Court	Parsippany, NJ	181,592	181,592	100.0%	40.85
8 Campus Drive	Parsippany, NJ	215,265	168,350	78.2%	30.64
2 Dryden Way	Parsippany, NJ	6,216	6,216	100.0%	17.84
100 Overlook Center	Princeton, NJ	149,600	142,704	95.4%	31.59
5 Vaughn Drive	Princeton, NJ	98,500	43,310	44.0%	29.93
1 River Center 1	Middletown, NJ	122,594	119,622	97.6%	27.96
1 River Center 2	Middletown, NJ	120,360	120,360	100.0%	26.82
1 River Center 3	Middletown, NJ	194,518	115,092	59.2%	28.15
23 Main Street [3]	Holmdel, NJ	350,000	350,000	100.0%	17.78
5 Wood Hollow Road	Parsippany, NJ	317,040	317,040	100.0%	25.77
Total Suburban		**4,135,607**	**3,486,218**	**84.3%**	**$27.89**
Total Core Office Portfolio		**10,970,891**	**8,912,425**	**81.2%**	**$34.18**
Flex Park Portfolio		3,526,612	3,288,702	93.3%	$18.57
Total Core Portfolio [1]		**14,497,503**	**12,201,127**	**84.2%**	**$29.97**

Notes:

See supporting "Property Listing" notes on page 44.

3Q 2018 Office Portfolio 25

2018 Expirations by Building

Asking rents on vacant space are on average 5.7% higher than expiring rents

Waterfront

Building	Location	Total SF	2018 Expirations SF	2018 Expirations % Total	2018 Expirations In-Place Rent	Current Asking Rent
101 Hudson	Jersey City, NJ	1,246,283	0	0.0%	-	$46.00
Harborside 1	Jersey City, NJ	399,578	0	0.0%	-	43.00
Harborside 2 & 3	Jersey City, NJ	1,487,222	6,698	0.5%	42.49	41.00
Harborside 4a	Jersey City, NJ	207,670	0	0.0%	-	44.00
Harborside 5	Jersey City, NJ	977,225	24,545	2.5%	41.27	49.00
111 River Street	Hoboken, NJ	566,215	0	0.0%	-	52.00
Total Waterfront		**4,884,193**	**31,243**	**0.6%**	**$41.53**	**$47.28**
Waterfront Vacancies		1,307,421	26.8%			

Class A Suburban

Building	Location	Total SF	2018 Expirations SF	2018 Expirations % Total	2018 Expirations In-Place Rent	Current Asking Rent
1 Bridge Plaza	Fort Lee, NJ	200,000	4,790	2.4%	$29.37	$30.00
2115 Linwood Avenue	Fort Lee, NJ	68,000	8,852	13.0%	26.58	25.00
101 Wood Avenue S	Iselin, NJ	262,841	0	0.0%	-	35.00
581 Main Street	Woodbridge, NJ	200,000	0	0.0%	-	31.00
333 Thornall Street	Edison, NJ	196,128	0	0.0%	-	35.00
343 Thornall Street	Edison, NJ	195,709	7,713	3.9%	30.00	35.00
150 JFK Parkway	Short Hills, NJ	247,476	0	0.0%	-	48.00
51 JFK Parkway	Short Hills, NJ	260,741	0	0.0%	-	53.00
101 JFK Parkway	Short Hills, NJ	197,196	0	0.0%	-	43.00
103 JFK Parkway	Short Hills, NJ	123,000	0	0.0%	-	43.00
Total Class A Suburban		**1,951,091**	**21,355**	**1.1%**	**$28.44**	**$29.73**
Class A Vacancies		101,656	5.2%			

Suburban

Building	Location	Total SF	2018 Expirations SF	2018 Expirations % Total	2018 Expirations In-Place Rent	Current Asking Rent
1 Giralda Farms	Madison, NJ	154,417	0	0.0%	-	$34.00
7 Giralda Farms	Madison, NJ	236,674	0	0.0%	-	34.00
4 Gatehall Drive	Parsippany, NJ	248,480	14,257	5.7%	27.61	28.00
9 Campus Drive	Parsippany, NJ	156,495	0	0.0%	-	26.00
325 Columbia Turnpike	Florham Park, NJ	168,144	0	0.0%	-	29.50
200 Schultz Drive	Red Bank, NJ	102,018	12,706	12.5%	29.59	29.00
201 Littleton Road	Morris Plains, NJ	88,369	5,452	6.2%	20.45	20.00
3600 Route 66	Neptune, NJ	180,000	0	0.0%	-	26.00
4 Campus Drive	Parsippany, NJ	147,475	5,390	3.7%	25.78	26.00
6 Campus Drive	Parsippany, NJ	148,291	0	0.0%	-	26.00
1 Sylvan Way	Parsippany, NJ	150,557	0	0.0%	-	31.00
3 Sylvan Way	Parsippany, NJ	147,241	0	0.0%	-	31.00
5 Sylvan Way	Parsippany, NJ	151,383	0	0.0%	-	31.00
7 Sylvan Way	Parsippany, NJ	145,983	0	0.0%	-	31.00
7 Campus Drive	Parsippany, NJ	154,395	800	0.5%	22.97	26.00
2 Hilton Court	Parsippany, NJ	181,592	0	0.0%	-	31.00
8 Campus Drive	Parsippany, NJ	215,265	12,784	5.9%	33.25	31.00
2 Dryden Way	Parsippany, NJ	6,216	0	0.0%	-	16.50
100 Overlook Center	Princeton, NJ	149,600	0	0.0%	-	30.00
5 Vaughn Drive	Princeton, NJ	98,500	0	0.0%	-	29.00
1 River Center 1	Red Bank, NJ	122,594	0	0.0%	-	29.50
1 River Center 2	Red Bank, NJ	120,360	0	0.0%	-	29.50
1 River Center 3 & 4	Red Bank, NJ	194,518	59,228	30.4%	28.59	29.50
23 Main Street	Holmdel, NJ	350,000	0	0.0%	-	13.00
5 Wood Hollow Road	Parsippany, NJ	317,040	0	0.0%	-	26.50
Total Suburban		**4,135,607**	**110,617**	**2.7%**	**$28.54**	**$28.76**
Suburban Vacancies		649,389	15.7%			
Total Core Office Portfolio		**10,970,891**	**163,215**	**1.5%**	**$31.01**	**$32.43**
Total Core Office Vacancies		2,058,466	18.8%			
Flex Park Portfolio		**3,526,612**	**28,201**	**0.8%**	**$16.77**	**$19.67**
Flex Park Vacancies		237,910	6.7%			
Total Core Portfolio		**14,497,503**	**191,416**	**1.3%**	**$28.91**	**$30.55**
Total Core Vacancies		2,296,376	15.8%			

Expiring SF by Quarter

	4Q 2018	Remaining 2018
Waterfront	31,243	31,243
Class A Suburban	21,355	21,355
Suburban	110,617	110,617
Flex Parks	28,201	28,201
Total Core Portfolio	**191,416**	**191,416**

3Q 2018 Office Portfolio 26

Leasing Activity

Percentage Leased Summary

	Pct. Leased 6/30/2018	Impact of Acquisition/Disposition	Impact of Leasing Activity	Pct. Leased 9/30/2018 [1]	Sq. Ft. Leased Commercial	Sq. Ft. Leased Service	Sq. Ft. Unleased
Waterfront	72.9%	0.0%	0.3%	73.2%	3,440,248	136,524	1,307,421
Class A Suburban	94.5%	0.0%	0.3%	94.8%	1,838,032	11,403	101,656
Suburban	82.6%	(2.7%)	1.7%	84.3%	3,330,181	156,037	649,389
Flex Parks	92.1%	0.0%	1.1%	93.3%	3,249,116	39,586	237,910
Subtotals	**83.2%**	**(0.8%)**	**0.9%**	**84.2%**	**11,857,577**	**343,550**	**2,296,376**
Non-Core	60.7%	(15.8%)	(8.1%)	52.7%	349,820	23,389	335,577
TOTALS	**82.0%**	**(1.6%)**	**0.7%**	**82.7%**	**12,207,397**	**366,939**	**2,631,953**

Summary of Leasing Transaction Activity

For the three months ended September 30, 2018

	Number of Transactions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed and Other Retained	Average Sq. Ft.	Weighted Avg. Term (Yrs)	Wtd. Avg. Base Rent ($) [2]	Wtd. Avg. Costs Sq. Ft. Per Year ($)
Waterfront	12	389,042	43,328	345,714	32,420	11.1	$47.37	$6.60
Class A Suburban	7	107,284	29,453	77,831	15,326	10.2	42.15	5.96
Suburban	12	114,384	68,822	45,562	9,532	7.0	30.78	7.42
Flex Parks	17	206,188	47,739	158,449	12,129	4.0	20.42	2.26
Subtotals	**48**	**816,898**	**189,342**	**627,556**	**17,019**	**8.6**	**$37.56**	**$5.54**
Repositioning	-	-	-	-	-	-	-	-
Non-Core	4	16,942	0	16,942	4,236	3.0	28.55	3.63
TOTALS	**52**	**833,840**	**189,342**	**644,498**	**16,035**	**8.5**	**$37.38**	**$5.50**

Notes:

(1) Percentage leased values reflect both Plymouth Rock Management Co.'s recently executed lease at 581 Main Street as well as its lease at 1 River Center 3, of which 59,228 sf is expiring 11/10/18 and 29,540 sf is expiring 2/10/19. Suburban percentage leased excluding the 88,768 sf leased to Plymouth Rock would be 80.5%.

(2) Inclusive of escalations.

3Q 2018 Office Portfolio 27

Leasing Rollforwards

Rollforwards

For the three months ended September 30, 2018

	Pct. Leased 06/30/18	Inventory 06/30/18	Sq. Ft. Leased 06/30/18	Inventory Acquired/ Disposed	Leased Sq. Ft. Acquired/ Disposed	Expiring/ Adj. Sq. Ft.	Incoming Sq. Ft.	Net Leasing Activity	Inventory 09/30/18	Sq. Ft. Leased 09/30/18	Pct. Leased 09/30/18
Waterfront	72.9%	4,884,193	3,561,260	-	-	(373,530)	389,042	15,512	4,884,193	3,576,772	73.2%
Class A Suburban	94.5%	1,951,091	1,844,196	-	-	(102,045)	107,284	5,239	1,951,091	1,849,435	94.8%
Suburban	82.6%	4,250,607	3,509,615	(115,000)	(99,000)	(38,781)	114,384	75,603	4,135,607	3,486,218	84.3%
Flex Parks	92.1%	3,526,612	3,249,365	-	-	(166,851)	206,188	39,337	3,526,612	3,288,702	93.3%
Subtotals	**83.2%**	**14,612,503**	**12,164,436**	**(115,000)**	**(99,000)**	**(681,207)**	**816,898**	**135,691**	**14,497,503**	**12,201,127**	**84.2%**
Repositioning[1]	-	-	-	-	-	-	-	-	-	-	-
Non-Core	60.7%	842,086	511,439	(133,300)	(94,873)	(60,299)	16,942	(43,357)	708,786	373,209	52.7%
TOTALS	**82.0%**	**15,454,589**	**12,675,875**	**(248,300)**	**(193,873)**	**(741,506)**	**833,840**	**92,334**	**15,206,289**	**12,574,336**	**82.7%**

Rollforwards

For the nine months ended September 30, 2018

	Pct. Leased 12/31/17	Inventory 12/31/17	Sq. Ft. Leased 12/31/17	Inventory Acquired/ Disposed	Leased Sq. Ft. Acquired/ Disposed	Expiring/ Adj. Sq. Ft.	Incoming Sq. Ft.	Net Leasing Activity	Inventory 09/30/18	Sq. Ft. Leased 09/30/18	Pct. Leased 09/30/18
Waterfront	86.2%	4,884,193	4,211,020	-	-	(1,122,055)	440,056	(681,999)	4,884,193	3,576,772	73.2%
Class A Suburban	90.1%	1,951,091	1,758,094	-	-	(247,910)	337,321	89,411	1,951,091	1,849,435	94.8%
Suburban	84.8%	4,323,366	3,665,423	(187,759)	(193,799)	(210,240)	224,834	14,594	4,135,607	3,486,218	84.3%
Flex Parks	91.5%	3,491,612	3,195,006	35,000	35,000	(404,554)	463,100	58,546	3,526,612	3,288,702	93.3%
Subtotals	**87.6%**	**14,650,262**	**12,829,543**	**(152,759)**	**(158,799)**	**(1,984,759)**	**1,465,311**	**(519,448)**	**14,497,503**	**12,201,127**	**84.2%**
Repositioning[1]	-	-	-	-	-	-	-	-	-	-	-
Non-Core	73.7%	2,460,040	1,812,836	(1,751,254)	(1,306,470)	(215,557)	87,751	(127,806)	708,786	373,209	52.7%
TOTALS	**85.6%**	**17,110,302**	**14,642,379**	**(1,904,013)**	**(1,465,269)**	**(2,200,316)**	**1,553,062**	**(647,254)**	**15,206,289**	**12,574,336**	**82.7%**

Notes:

(1) Total square footage of transactions signed at properties being held for repositioning. Square footage not included in inventory, space leased or net leasing activity.

3Q 2018 Office Portfolio 28

Top 15 Tenants MUFG Ba nk LTD. Merrill Lynch Pierce Fenner John Wiley & Sons Inc. Dun & Bra ds treet Corpora tion Montefiore Medica l Center TD Ameritra de Services Co. Plymouth Rock Ma na gement Co. Da iichi Sa nkyo Inc. DB Services New Jers ey Inc. E-Tra de Fina ncia l Corpora tion KPMG LLP Vona ge America Inc. HQ Globa l Workpla ces LLC Inves tors Ba nk Pfizer Inc. Totals 1 3 1 2 7 1 2 1 1 1 2 1 7 2 1 11,465,968 10,941,263 10,888,238 7,412,320 7,327,505 6,762,294 6,720,029 6,663,417 6,453,195 5,290,600 5,181,897 4,732,000 4,566,054 4,392,845 4,306,008 103,103,633 3.3% 3.2% 3.2% 2.2% 2.1% 2.0% 2.0% 1.9% 1.9% 1.5% 1.5% 1.4% 1.3% 1.3% 1.2% 30.0% 282,606 430,926 290,353 192,280 296,572 193,873 218,554 171,900 125,916 132,265 120,947 350,000 152,441 139,296 113,316 3,211,245 2.3% 3.5% 2.4% 1.6% 2.4% 1.6% 1.8% 1.4% 1.0% 1.1% 1.0% 2.9% 1.2% 1.1% 0.9% 26.2% (3) (4) 2033 2023 (5) 2020 (6) 2022 2019 2030 (7) 2023 (8) (9) 2024 Notes: See supporting “Top 15 Tenants” notes on page 44. Office Portfolio 3Q 2018 29 Percentage of Annualized Company Square Percentage Year of Number of Base Rental Annualized Base Feet Total Company Lease Properties Revenue ($) (1) Rental Revenue (%)(2) Leased Leased Sq. Ft. (%) (2) Expiration

Lease Expirations

Year of Expiration/Market	Number of Leases Expiring [1]	Net Rentable Area Subject to Expiring Leases (Sq. Ft.) [2]	Percentage of Total Leased Square Feet Represented by Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) [3][4]	Average Annualized Base Rent Per Net Rentable Square Foot Represented by Expiring Leases ($)	Percentage of Annual Base Rent Under Expiring Leases (%)
2018						
Waterfront	4	31,243	0.3	1,224,959	39.21	0.3
Class A Suburban	6	21,355	0.2	590,461	27.65	0.2
Suburban	10	110,617	0.9	3,003,075	27.15	0.9
Flex Parks	10	28,201	0.2	450,579	15.98	0.1
Subtotal	**30**	**191,416**	**1.6**	**5,269,074**	**27.53**	**1.5**
Non-Core	2	10,554	0.1	0	0.00	0.0
TOTAL – 2018	**32**	**201,970**	**1.7**	**5,269,074**	**26.09**	**1.5**
2019						
Waterfront	14	274,889	2.2	11,944,286	43.45	3.5
Class A Suburban	22	163,844	1.3	4,842,432	29.56	1.4
Suburban	31	433,976	3.5	12,066,358	27.80	3.5
Flex Parks	50	455,869	3.7	9,109,702	19.98	2.6
Subtotal	**117**	**1,328,578**	**10.7**	**37,962,778**	**28.57**	**11.0**
Non-Core	7	62,959	0.5	1,679,631	26.68	0.5
TOTAL – 2019	**124**	**1,391,537**	**11.2**	**39,642,409**	**28.49**	**11.5**
2020						
Waterfront	6	45,014	0.4	1,670,443	37.11	0.5
Class A Suburban	25	226,832	1.9	7,863,367	34.67	2.3
Suburban	26	164,276	1.3	4,076,809	24.82	1.2
Flex Parks	47	337,752	2.8	6,205,262	18.37	1.8
Subtotal	**104**	**773,874**	**6.4**	**19,815,881**	**25.61**	**5.8**
Non-Core	8	29,818	0.2	732,173	24.55	0.2
TOTAL – 2020	**112**	**803,692**	**6.6**	**20,548,054**	**25.57**	**6.0**
2021						
Waterfront	15	358,951	2.9	12,891,943	35.92	3.7
Class A Suburban	16	125,149	1.0	5,368,046	42.89	1.6
Suburban	23	195,454	1.6	5,516,088	28.22	1.6
Flex Parks	38	295,665	2.4	4,858,990	16.43	1.4
Subtotal	**92**	**975,219**	**7.9**	**28,635,067**	**29.36**	**8.3**
Non-Core	7	80,040	0.7	1,987,896	24.84	0.6
TOTAL – 2021	**99**	**1,055,259**	**8.6**	**30,622,963**	**29.02**	**8.9**
2022						
Waterfront	9	82,341	0.7	2,677,363	32.52	0.8
Class A Suburban	12	145,359	1.2	4,595,150	31.61	1.3
Suburban	27	251,558	2.1	6,734,550	26.77	2.0
Flex Parks	42	354,302	2.9	6,259,110	17.67	1.8
Subtotal	**90**	**833,560**	**6.9**	**20,266,173**	**24.31**	**5.9**
Non-Core	7	50,897	0.4	1,309,185	25.72	0.4
TOTAL – 2022	**97**	**884,457**	**7.3**	**21,575,358**	**24.39**	**6.3**

Notes:
See supporting "Expirations" notes on page 44.

3Q 2018 Office Portfolio 30

Lease Expirations (Cont.)

Year of Expiration/Market	Number of Leases Expiring (1)	Net Rentable Area Subject to Expiring Leases (Sq. Ft.) (2)	Percentage of Total Leased Square Feet Represented by Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (3)(4)	Average Annualized Base Rent Per Net Rentable Square Foot Represented by Expiring Leases ($)	Percentage of Annual Base Rent Under Expiring Leases (%)
2023						
Waterfront	11	338,909	2.8	12,073,600	35.62	3.5
Class A Suburban	15	267,773	2.2	9,936,390	37.11	2.9
Suburban	33	884,846	7.2	21,726,661	24.55	6.3
Flex Parks	41	577,909	4.7	9,129,692	15.80	2.7
Subtotal	**100**	**2,069,437**	**16.9**	**52,866,343**	**25.55**	**15.4**
Non-Core	0	0	0.0	0	0.00	0.0
TOTAL – 2023	**100**	**2,069,437**	**16.9**	**52,866,343**	**25.55**	**15.4**
2024 AND THEREAFTER						
Waterfront	59	2,308,901	18.8	80,478,854	34.86	23.4
Class A Suburban	43	889,747	7.2	32,234,009	36.23	9.3
Suburban	68	1,291,578	10.7	35,638,371	27.59	10.2
Flex Parks	70	1,209,657	10.0	22,769,797	18.82	6.7
Subtotal	**240**	**5,699,883**	**46.7**	**171,121,031**	**30.02**	**49.6**
Non-Core	4	115,552	1.0	2,899,122	25.09	0.8
TOTAL – 2024 AND THEREAFTER	**244**	**5,815,435**	**47.7**	**174,020,153**	**29.92**	**50.4**

Expirations by Type

Year of Expiration/Market	Number of Leases Expiring (1)	Net Rentable Area Subject to Expiring Leases (Sq. Ft.) (2)	Percentage of Total Leased Square Feet Represented by Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (3)(4)	Average Annualized Base Rent Per Net Rentable Square Foot Represented by Expiring Leases ($)	Percentage of Annual Base Rent Under Expiring Leases (%)
TOTALS BY TYPE						
Waterfront	118	3,440,248	28.1	122,961,448	35.74	35.7
Class A Suburban	139	1,840,059	15.0	65,429,855	35.56	19.0
Suburban	218	3,332,305	27.3	88,761,912	26.64	25.7
Flex Parks	298	3,259,355	26.7	58,783,132	18.04	17.1
Subtotal	**773**	**11,871,967**	**97.1**	**335,936,347**	**28.30**	**97.5**
Non-Core	35	349,820	2.9	8,608,007	24.61	2.5
Totals/Weighted Average	**808**	**12,221,787**	**100.0**	**344,544,354**	**$28.19**	**100.0**

Notes:
See supporting "Expirations" notes on page 44.

3Q 2018 Office Portfolio 31

Roseland Residential Portfolio 3Q 2018 32

Roseland Highlights

Roseland (RRT) manages a dynamic portfolio of operating and under construction assets, with an enviable land pipeline primarily in high barrier to entry, transit oriented locations. We are a premier owner and developer of residential real estate on the New Jersey waterfront with direct access to Hudson Yards and Brookfield Place

- **Platform Poised for Sustained Growth:**
  - 3Q 2018 NAV was approximately $1.84B, comprised of $255M of Rockpoint equity and $1.58B of MC equity **($15.70/MC share)**
  - Commenced construction on Building 9 at Port Imperial, a 313-unit community in close proximity to the ferry terminal and adjacent to the successful RiverHouse 11 community
  - Commenced construction on Chase III at Overlook Ridge, a 326-unit development that is the newest phase of our master-planned community in Malden, MA and adjacent to 1,386 stabilized Roseland apartments
  - Lease-Up Communities 2017: stabilized **1,162** apartments
  - Lease-Up Communities 2018: in 3Q, commenced leasing activities at RiverHouse 11 (**295** units) and 145 Front Phase II (**128** units), as well as continued momentum on 1Q and 2Q deliveries at Signature Place (**197** units), Metropolitan Lofts (**59** units), Portside 5/6 at East Pier (**296** units) 145 Front Phase I (**237** units)
    - **As of October 29, our lease-up portfolio—solely from 2018 deliveries of 1,212 units—was 74.4% leased**
    - **As of October 29, RiverHouse 11, which commenced leasing activity in July, achieved stabilization and is currently 95.6% leased**
  - Acquired Prudential's membership interest in Marbella, thereby reducing Roseland's subordinate interests to 130 apartments, (a **96%** reduction compared to 3,025 units at year-end 2015)
  - Rockpoint has an additional $65M capital commitment to Roseland
  - Pipeline of 10,342 units of strategically located land holdings includes **4,807** units in Jersey City and **1,591** units in Port Imperial—nearly all with zoning in place
  - We forecast continued growth in residential NOI after debt service from completion of our **1,794** unit/key in-construction portfolio coupled with stabilization of our lease-up portfolio

	3Q 2018	YE 2018	YE 2019
Operating & Construction Apts. (projected)	8,409	9,327	10,996
Future Development Apts.	10,342	9,424	7,755
% Growth in Operating & Construction Units	*-*	*15.4%*	*17.9%*

3Q 2018 Roseland Residential 33

Development Activity and Cash Flow Growth

$ in millions
(unaudited)

	RRT Nominal Ownership	% Leased As of: As of 10/29/2018	Actual/Projected Initial Leasing	Units	Projected Yield		Projected Stabilized NOI	Projected Share of Stabilized NOI After Debt Service
2017 Deliveries								
Urby Harborside	85.0%	97.8%	1Q2017	762	6.72%		$18.5	$9.9
Chase II at Overlook Ridge	100.0%	97.4%	4Q2016	292	6.52%		5.2	2.7
Quarry Place at Tuckahoe	100.0%	97.2%	4Q2016	108	6.61%		2.8	1.1
Total 2017 Lease-Ups	**90.2%**	**97.6%**		**1,162**	**6.66%**		**$26.5**	**$13.7**
2018 Deliveries								
1Q 2018 Deliveries								
Signature Place at Morris Plains	100.0%	85.8%	1Q2018	197	6.68%		$3.8	$1.9
Lofts at 40 Park	25.0%	94.9%	1Q2018	59	6.72%		1.2	0.1
145 Front Street at City Square - Phase I	100.0%	66.7%	1Q2018	237	6.21%		3.8	2.2
Total 1Q 2018 Deliveries	**91.0%**	**77.7%**		**493**	**6.46%**		**$8.8**	**$4.2**
2Q 2018 Deliveries								
Portside 5/6	100.0%	73.3%	2Q2018	296	6.40%		$7.6	$4.3
Total 2Q 2018 Deliveries	**100.0%**	**73.3%**		**296**	**6.40%**		**$7.6**	**$4.3**
3Q 2018 Deliveries								
145 Front Street at City Square - Phase II	100.0%	15.6%	2Q2018	128	6.21%		$2.1	$1.2
RiverHouse 11 at Port Imperial	100.0%	95.6%	3Q2018	295	6.60%		8.0	4.7
Total 3Q 2018 Deliveries	**100.0%**	**71.4%**		**423**	**6.48%**		**$10.1**	**$5.9**
4Q 2018 Deliveries								
Marriott Hotels at Port Imperial [1]	90.0%		4Q2018	372	9.48%		$14.5	$9.0
Total 4Q 2018 Deliveries	**90.0%**			**372**	**9.48%**		**$14.5**	**$9.0**
2020 Deliveries								
Port Imperial - Building 9	100.0%		4Q2020	313	6.33%		$9.0	$4.5
Chase III	100.0%		4Q2020	326	6.05%		6.0	2.9
PI North – Riverwalk C	40.0%		4Q2020	360	5.98%		11.2	2.2
Total 4Q 2020 Deliveries	**78.4%**			**999**	**6.11%**		**$26.2**	**$9.6**
Total In-Construction	**127.40%**			**1,794**	**6.90%**	(2)	**$50.8**	**$24.5**
Total	**89.0%**			**3,745**	**6.73%**		**$93.7**	**$46.7**

Notes:
(1) The Residence Inn is projected to open in 4Q 2018. The Autograph Collection is projected to open in early 2019.
(2) Projected stabilized yield on in-construction portfolio without the Marriott Hotels at Port Imperial is 6.22 percent.

NOI amounts are projected only. See Information About Net Operating Income (NOI) on page 46.

3Q 2018 Roseland Residential 34

Roseland Balance Sheet

$ in thousands
(unaudited)

	3Q 2018	4Q 2017
ASSETS		
Rental Property		
Land and leasehold interests	$205,665	$133,487
Buildings and improvements	1,149,158	782,556
Furniture, Fixtures and Equipment	36,100	26,193
Land and improvements held for development	295,287	272,622
Development and construction in progress	310,907	478,812
Total Gross Rental Property	**1,997,117**	**1,693,670**
Less: Accumulated Depreciation	(71,856)	(55,087)
Net Investment in Rental Property	**1,925,261**	**1,638,583**
Assets Held for Sale, Net	36,589	2,634
Total Property Investments	**1,961,850**	**1,641,217**
Cash and cash equivalents	5,934	6,108
Restricted Cash	7,717	6,053
Investments in unconsolidated JV's	216,902	237,321
Unbilled rents receivable, net	1,774	1,248
Deferred Charges & Other Assets	50,074	42,974
Accounts receivable, net of allowance	1,957	2,787
Total Assets	**$2,246,208**	**$1,937,708**
LIABILITIES & EQUITY		
Mortgages, loans payable & other obligations	$995,471	$769,743
Note Payable to Affiliate	23,000	24,924
Accounts pay, accrued exp and other liabilities	58,970	79,034
Rents recv'd in advance & security deposits	5,633	3,870
Accrued interest payable	2,385	1,481
Total Liabilities	**1,085,459**	**879,052**
Redeemable Noncontrolling Interest - Rockpoint	255,091	159,884
Noncontrolling Interests in Consolidated Joint Ventures	41,140	19,069
Mack-Cali Capital	864,518	879,703
Total Liabilities & Equity	**$2,246,208**	**$1,937,708**

3Q 2018 Roseland Residential 35

Roseland Income Statement

$ in thousands
(unaudited)

	3Q 2018	2Q 2018	1Q 2018	4Q 2017	3Q 2017
REVENUES					
Base rents	$21,735	$17,132	$16,319	$16,424	$16,147
Escalation and recoveries from tenants	1,194	695	572	510	705
Real estate services	4,310	3,970	4,427	4,663	5,218
Parking income	3,052	2,306	1,915	2,112	2,168
Other income	650	677	627	571	585
Total revenues	**$30,941**	**$24,780**	**$23,860**	**$24,280**	**$24,823**
EXPENSES					
Real estate taxes	$3,917	$3,239	$3,074	$2,868	$3,013
Utilities	1,497	1,142	1,074	871	1,081
Operating services	6,650	4,467	4,185	3,530	3,771
Real estate service expenses	4,317	4,292	4,860	4,806	6,006
General and administrative	2,891	3,054	2,904	3,472	2,918
Depreciation and amortization	10,370	7,281	6,756	8,713	10,997
Total expenses	**$29,642**	**$23,475**	**$22,853**	**$24,260**	**$27,786**
Operating Income	**$1,299**	**$1,305**	**$1,007**	**$20**	**($2,963)**
OTHER (EXPENSE) INCOME					
Interest expense	($4,489)	($2,668)	($1,895)	($1,982)	($2,164)
Interest and other investment income (loss)	1	3	412	(29)	42
Equity in earnings (loss) of unconsolidated joint ventures	(1,401)	(961)	1,712	(1,390)	(2,591)
Gain on change of control of interests	14,217	-	-	-	-
Realized gains (losses) and unrealized losses on disposition	(6,330)	-	-	-	2,915
Gain on sale of investment in unconsolidated joint venture	-	-	-	-	(1,430)
Gain (loss) from early extinguishment of debt, net	-	-	-	(182)	-
Total other income (expense)	**$1,998**	**($3,626)**	**$229**	**($3,583)**	**($3,228)**
Net income (loss)	**$3,297**	**($2,321)**	**$1,236**	**($3,563)**	**($6,191)**
Noncontrolling interest in consolidated joint ventures	$451	$95	$118	$104	$67
Redeemable noncontrolling interest	(3,330)	(2,534)	(2,344)	(2,227)	(2,227)
Net income (loss) available to common shareholders	**$418**	**($4,760)**	**($990)**	**($5,686)**	**($8,351)**

3Q 2018 Roseland Residential 36

Jersey City Residential Calculator

Jersey City is a compelling financial alternative to Manhattan, providing significant income advantages after taxes and rent.

	$150,000 Household					
	New York City Resident		Jersey City Resident		Delta	
Annual Household Income		**$150,000**		**$150,000**	-	-
Less: Income Tax[1]						
Federal	20.2%	($30,290)	20.2%	($30,290)	-	-
FICA	6.7%	(10,111)	6.7%	(10,111)	-	-
State	6.3%	(9,478)	5.0%	(7,429)	(2,049)	21.6%
Local	3.6%	(5,354)	0.0%	0	(5,354)	100.0%
Subtotal: Income Tax	**36.8%**	**($55,232)**	**31.9%**	**($47,829)**	**($7,403)**	**13.4%**
Less: Rent Class A Apartment	$80 PSF	(60,000)	$50 PSF	(37,500)	($22,500)	37.5%
1 Bedroom 750 SF						
Disposable Income	23.2%	$34,768	43.1%	$64,671	$29,903	86.0%

	$200,000 Household					
	New York City Resident		Jersey City Resident		Delta	
Annual Household Income		**$200,000**		**$200,000**	-	-
Less: Income Tax[1]						
Federal	22.8%	($45,690)	22.8%	($45,690)	-	-
FICA	5.4%	(10,836)	5.4%	(10,836)	-	-
State	6.4%	(12,803)	5.3%	(10,614)	(2,189)	17.1%
Local	3.6%	(7,178)	0.0%	0	(7,178)	100.0%
Subtotal: Income Tax	**38.3%**	**($76,506)**	**33.6%**	**($67,139)**	**($9,367)**	**12.2%**
Less: Rent Class A Apartment	$80 PSF	(60,000)	$50 PSF	(37,500)	($22,500)	37.5%
1 Bedroom 750 SF						
Disposable Income	31.7%	$63,494	47.7%	$95,361	$31,867	50.2%

	$250,000 Household					
	New York City Resident		Jersey City Resident		Delta	
Annual Household Income		**$250,000**		**$250,000**	-	-
Less: Income Tax[1]						
Federal	25.3%	($63,190)	25.3%	($63,190)	-	-
FICA	4.33%	(10,836)	4.3%	(10,836)	-	-
State	6.48%	(16,200)	5.5%	(13,799)	(2,401)	14.8%
Local	3.60%	(9,002)	0.0%	0	(9,002)	100.0%
Subtotal: Income Tax	**39.7%**	**($99,227)**	**35.1%**	**($87,824)**	**($11,403)**	**11.5%**
Less: Rent Class A Apartment	$80 PSF	(60,000)	$50 PSF	(37,500)	($22,500)	37.5%
1 Bedroom 750 SF						
Disposable Income	36.3%	$90,773	49.9%	$124,676	$33,903	37.3%

Notes:
(1) Reflects 2018 tax rates for single filers.

3Q 2018 Roseland Residential 37

Operating & Lease-Up Communities

$ in thousands, except per home

- 3Q 2018 Percentage Leased (Stabilized): **96.4%**
- 3Q 2018 Avg. Revenue Per Home (Stabilized): **$2,659**

							Operating Highlights							
Operating Communities	Location	Ownership	Apartments	Rentable SF	Avg. Size	Year Complete	Percentage Leased 3Q 2018	Percentage Leased 2Q 2018	Average Revenue Per Home 3Q 2018	Average Revenue Per Home 2Q 2018	NOI* 3Q 2018	NOI* 2Q 2018	NOI* YTD 3Q 2018	Debt Balance
Consolidated														
Alterra at Overlook Ridge	Revere, MA	100.00%	722	663,139	918	2008	96.5%	97.5%	$1,993	$1,974	$2,243	$2,450	$7,114	$100,000
The Chase at Overlook Ridge	Malden, MA	100.00%	664	598,161	901	2014	97.6%	97.6%	2,134	2,134	2,259	2,484	7,101	135,750
Park Square [1]	Rahway, NJ	100.00%	159	184,957	1,163	2009	97.5%	94.3%	2,123	2,103	348	455	1,638	25,517
Riverwatch	New Brunswick, NJ	100.00%	200	147,852	739	1997	98.0%	95.5%	1,808	1,795	592	409	1,401	0
Monaco	Jersey City, NJ	100.00%	523	475,742	910	2011	96.6%	97.1%	3,598	3,369	3,782	3,534	10,833	165,000
Portside at East Pier - 7	East Boston, MA	100.00%	175	156,091	892	2015	95.6%	98.3%	2,757	2,721	992	1,050	3,002	58,998
Quarry Place at Tuckahoe	Eastchester, NY	100.00%	108	105,509	977	2016	96.3%	98.1%	3,375	3,226	482	585	1,498	41,000
Marbella (Post Acquisition)	Jersey City, NJ	74.27%	412	369,515	897	2003	95.4%	97.3%	3,211	3,189	1,735	-	1,735	131,000
Consolidated		**96.42%**	**2,963**	**2,700,966**	**912**		**96.7%**	**97.2%**	**$2,567**	**$2,510**	**$12,433**	**$10,967**	**$34,322**	**$657,265**
Unconsolidated Joint Ventures [2]														
RiverTrace at Port Imperial	West New York, NJ	22.50%	316	295,767	936	2014	96.8%	99.1%	$3,217	$3,153	$1,750	$1,807	$5,358	$82,000
Marbella (Incr. Pre Acquisition) [3]	Jersey City, NJ	24.27%	-	-	-	-	-	-	-	-	820	2,412	5,802	-
M2	Jersey City, NJ	24.27%	311	273,132	878	2016	95.5%	97.1%	3,539	3,519	2,167	2,034	6,167	74,690
RiverPark at Harrison	Harrison, NJ	45.00%	141	125,498	890	2014	96.5%	94.3%	2,229	2,203	494	380	1,260	29,957
Urby at Harborside [4]	Jersey City, NJ	85.00%	762	474,476	623	2017	97.9%	99.3%	2,911	2,717	3,561	4,496	12,417	191,732
Station House	Washington, DC	50.00%	378	290,348	768	2015	91.0%	96.8%	2,729	2,677	1,799	1,918	5,766	98,902
Crystal House	Arlington, VA	25.00%	825	738,786	895	1962	96.8%	96.5%	2,139	2,053	3,048	2,772	8,998	163,661
Metropolitan at 40 Park [5]	Morristown, NJ	12.50%	130	124,237	956	2010	94.6%	96.9%	3,371	3,331	688	745	2,251	36,225
Joint Ventures		**44.33%**	**2,863**	**2,322,244**	**811**		**96.1%**	**97.5%**	**$2,754**	**$2,658**	**$14,327**	**$16,564**	**$48,019**	**$677,167**
Total Residential - Stabilized		**70.82%**	**5,826**	**5,023,210**	**862**		**96.4%**	**97.4%**	**$2,659**	**$2,583**	**$26,760**	**$27,531**	**$82,341**	**$1,334,432**
Lease-up Communities														
Consolidated														
Signature Place at Morris Plains	Morris Plains, NJ	100.00%	197	203,716	1,034	2018	78.2%	50.8%	$3,303	NA	$42	($182)	($140)	$41,769
145 Front at City Square - Phase I	Worcester, MA	100.00%	237	192,995	814	2018	62.0%	41.8%	1,690	NA	(239)	(279)	(518)	35,545
Portside at East Pier - 5/6	East Boston, MA	100.00%	296	235,078	794	2018	64.2%	54.7%	2,640	NA	332	(68)	264	69,787
Consolidated		**100.00%**	**730**	**631,789**	**865**		**67.3%**	**49.5%**	**$2,510**	**$0**	**$135**	**($529)**	**($394)**	**$147,101**
Unconsolidated Joint Ventures														
Metropolitan Lofts	Morristown, NJ	25.00%	59	54,683	927	2018	84.7%	49.2%	$3,363	NA	$146	($79)	$67	$13,145
Joint Ventures		**25.00%**	**59**	**54,683**	**927**		**84.7%**	**49.2%**	**$3,363**	**$0**	**$146**	**($79)**	**$67**	**$13,145**
Total Residential - Operating Communities [6]		**73.64%**	**6,615**	**5,709,682**	**863**		**93.1%**	**91.6%**	**$2,649**	**$2,275**	**$27,041**	**$26,923**	**$82,014**	**$1,494,678**

Notes:
* See Information About Net Operating Income on page 46.
See supporting "Operating & Lease-Up Communities" notes on page 44.

3Q 2018 Roseland Residential 38

Operating Communities - Commercial

$ in thousands

Operating Commercial	Location	Ownership	Spaces	Rentable SF	Year Complete	Percentage Leased 3Q 2018	Percentage Leased 2Q 2018	NOI* 3Q 2018	NOI* 2Q 2018	NOI* YTD 3Q 2018	Debt Balance
						Operating Highlights					
Consolidated											
Port Imperial Garage South	Weehawken, NJ	70.00%	800	320,426	2013	NA	NA	$407	$405	$1,135	$32,600
Port Imperial Retail South	Weehawken, NJ	70.00%		18,071	2013	81.6%	81.6%	99	76	242	4,000
Port Imperial Garage North	Weehawken, NJ	100.00%	786	304,617	2015	NA	NA	202	236	659	0
Port Imperial Retail North	Weehawken, NJ	100.00%		8,400	2015	100.0%	100.0%	70	74	225	0
Consolidated		**84.41%**		**651,514**		**87.4%**	**87.4%**	**$778**	**$791**	**$2,261**	**$36,600**
Subordinate Interests											
Shops at 40 Park	Morristown, NJ	12.50%		50,973	2010	69.0%	69.0%	$254	$225	$712	$6,067
Riverwalk at Port Imperial	West New York, NJ	20.00%		30,745	2008	58.0%	58.0%	142	144	397	0
Subordinate Interests		**15.32%**		**81,718**		**64.9%**	**64.9%**	**$396**	**$369**	**$1,109**	**$6,067**
Total Commercial		**76.71%**		**733,232**		**84.9%**	**84.9%**	**$1,174**	**$1,160**	**$3,370**	**$42,667**

Summary of Consolidated RRT NOI by Type (unaudited):

	3Q 2018	2Q 2018	YTD 3Q 2018
Total Consolidated Residential - Operating Communities - from p. 38	$12,433	$10,967	$34,322
Total Consolidated Residential - Lease-Up Communities - from p. 38	135	(529)	(394)
Total Consoildated Commercial - (from table above)	778	791	2,261
Total NOI from Consolidated Properties (excl unconsol. JVs/subordinated interests):	$13,346	$11,229	$36,189
NOI (loss) from services, land/development/repurposing & other assets	(359)	(263)	(1,504)
TOTAL NOI for RRT (see Information About Net Operating Income on p. 46)*:	**$12,987**	**$10,966**	**$34,685**

Notes:
* See Information About Net Operating Income on page 46.

3Q 2018 Roseland Residential 39

In-Construction Communities

$ in thousands

- RRT's share of projected stabilized NOI after debt service will approximate **$24.5 million** (approximates to FFO)

				Project Capitalization - Total				Capital as of 3Q 2018			Development Schedule				
Community	Location	Ownership	Apartment Homes/Keys	Costs	Debt [1]	MCRC Capital	Third Party Capital	Dev Costs [2]	Debt Balance	MCRC Capital	Start	Initial Occupancy	Project Stabilization	Projected Stabilized NOI	Projected Stabilized Yield
Consolidated															
Marriott Hotels at Port Imperial	Weehawken, NJ	90.00%	372	153,135	94,000	55,225	3,910	$123,924	$68,928	$51,086	3Q2015	4Q2018	4Q2019	14,518	9.48%
145 Front at City Square - Phase II	Worcester, MA	100.00%	128	33,865	20,600	13,265	0	32,349	19,198	13,151	3Q2015	1Q2018	3Q2019	2,059	6.08%
RiverHouse 11 at Port Imperial	Weehawken, NJ	100.00%	295	121,258	75,213	46,045	0	111,173	67,427	43,746	1Q2016	3Q2018	3Q2019	8,000	6.60%
Building 9 at Port Imperial [3]	Weehawken, NJ	100.00%	313	142,568	92,000	50,568	0	29,665	0	29,665	3Q2018	4Q2020	4Q2021	9,028	6.33%
Chase III at Overlook Ridge	Malden, MA	100.00%	326	99,882	62,000	37,882	0	14,396	0	14,396	3Q2018	4Q2020	4Q2021	6,043	6.05%
Consolidated		**97.41%**	**1,434**	**$550,708**	**$343,813**	**$202,985**	**$3,910**	**$311,507**	**$155,553**	**$152,044**				**$39,648**	**7.12%**
Joint Ventures															
PI North - Riverwalk C	West New York, NJ	40.00%	360	186,500	112,000	29,800	44,700	59,023	0	23,609	4Q2017	4Q2020	1Q2022	11,150	5.98%
Joint Ventures		**40.00%**	**360**	**$186,500**	**$112,000**	**$29,800**	**$44,700**	**$59,023**	**$0**	**$23,609**				**$11,150**	**5.98%**
Total In-Construction Communities		**85.89%**	**1,794**	**$737,208**	**$455,813**	**$232,785**	**$48,610**	**$370,530**	**$155,553**	**$175,653**				**$50,798**	**6.89%** [4]

	Dev Costs	Debt Balance	MCRC Capital
2018 MCRC Remaining Capital	$27,062	$9,188	$17,874
2019 MCRC Remaining Capital	180,437	141,179	39,258
2020 MCRC Remaining Capital	149,893	149,893	0
Total Remaining Capital	**$357,392**	**$300,260**	**$57,132**

Leasing Status	Units	% Leased	NOI
145 Front at City Square - Phase I	237	66.7%	($239)
145 Front at City Square - Phase II	128	15.6%	0
Signature Place	197	85.8%	42
Portside 5/6	296	73.3%	332
Metropolitan Lofts	59	94.9%	144
RiverHouse 11 at Port Imperial	295	95.6%	195
Total	**1,212**	**74.4%**	**$474**

Notes:
NOI amounts are projected only. See Information About Net Operating Income (NOI) on page 46.
See supporting "In-Construction Communities" notes on page 44.

3Q 2018 Roseland Residential 40

Future Start Communities

- As of September 30, 2018, the Company had a future development portfolio of **10,342** residential units
- 2018/2019 priority starts of **2,347** are located in close proximity to operating RRT assets

2018/2019 Priority Starts	Location	Apartments	Current Ownership	Target Start
233 Canoe Brook Road – Residential	Short Hills, NJ	200	100.00%	4Q 2018
25 Christopher Columbus	Jersey City, NJ	718	100.00%	4Q 2018
Urby at Harborside - II	Jersey City, NJ	750	85.00%	2019
Plaza 8	Jersey City, NJ	679	100.00%	2019
2018/2019 Total Priority Starts		**2,347**	**95.21%**	
2019 Possible Starts				
Portside 1-4	East Boston, MA	300	100.00%	
6 Becker Farm	Roseland, NJ	299	100.00%	
233 Canoe Brook Road - Hotel	Short Hills, NJ	240	100.00%	
1 Water Street	White Plains, NY	304	100.00%	
2018/2019 Total Possible Starts		**1,143**	**100.00%**	

Future Developments	Location	Apartment
Freehold [(2)]	Freehold, NJ	400
1633 Littleton (repurposing)	Parsippany, NJ	345
Identified Repurposing IIIA	Essex County, NJ	140
Identified Repurposing IIIB	Essex County, NJ	140
Subtotal - Northeast Corridor		**1,025**
Overlook IIIA	Malden, MA	215
Overlook IV/V	Malden, MA	299
Subtotal - Boston Metro		**514**
Crystal House - III	Arlington, VA	252
Crystal House - Future	Arlington, VA	300
Subtotal - Washington, DC		**552**
51 Washington Street	Conshohoken, PA	304
150 Monument Road	Bala Cynwyd, PA	206
Subtotal - Philadelphia		**510**

Future Developments	Location	Apartment
PI South - Building 16	Weehawken, NJ	131
PI South - Park Parcel	Weehawken, NJ	224
PI South - Office 1/3 [(1)]	Weehawken, NJ	200
Urby at Harborside - III	Jersey City, NJ	750
Plaza 9	Jersey City, NJ	1,060
Liberty Landing Phase I	Jersey City, NJ	265
Liberty Landing - Future Phases	Jersey City, NJ	585
PI South - Building 2	Weehawken, NJ	200
PI North - Riverbend 6	West New York, NJ	471
PI North - Building I	West New York, NJ	224
PI North - Building J	West New York, NJ	141
Subtotal - Hudson River Waterfront		**4,251**
2018/2019 Priority Starts		**2,347**
2019 Possible Starts		**1,143**
Total Future Start Communities		**10,342**

Notes:
See supporting "Future Start Communities" notes on page 44.

3Q 2018 Roseland Residential 41

Residential Equity Requirements

$ in thousands

As summarized in the table below, Mack-Cali is planning on and expects to have excess capital source availability to achieve the following development objectives:

i. Complete Roseland's in-construction portfolio of 1,794 units
ii. Complete Roseland's funding requirement for 2018/2019 Priority Starts comprising 2,347 units

	Comment	Units	Total Cost	Construction Debt	Capital Requirement	
USE: In Construction Portfolio (Remaining Capital)						
In Construction Portfolio	Represents remaining requirements for the in construction portfolio summarized on Page 40	1,794	$366,678	$300,260	$66,418	
Less: Existing JV Partner Commitments	Represents third party capital commitments (Riverwalk C)				(9,286)	
Roseland Capital Requirement - Remaining					**$57,132**	*(A)*
USE: Priority Starts						
Priority Starts	Represents four target 2018 and 2019 starts in our core geographies	2,347	$1,279,949	$819,909	$460,040	
Less: Land Equity/Fundings to Date	Represents the Company's existing land equity in Probable Starts (~$54,000/unit)				(132,250)	
Less: Existing JV Partner Commitments	Represents third party capital commitments (Urby II)				(28,720)	
Roseland Capital Obligation					**$299,070**	*(B)*
Total Roseland Capital Uses		4,141			$356,202	*(A+B)*
SOURCE: Capital Availability	**Comment**					
Rockpoint Capital	Represents the balance on Rockpoint's $300M commitment				$65,000	
Construction Refinancings	Represents excess refinancing proceeds upon takeout financing on construction portfolio (excludes Riverwalk C and Building 9)				100,000	
Dispositions	Represents select dispositions for redeployment of capital into Roseland's core geographies				160,000	
New Project-level Joint Ventures	Represents 50/50 joint ventures on select Priority Starts				123,370	
Total Roseland Capital Sources					$448,370	
Excess Capital Source Potential (1)					$92,168	

Notes:
(1) Represents capital sources prior to reinvestment of Roseland cash flow generation and 1031 proceeds.

3Q 2018 Roseland Residential 42

Appendix Key Financial Metrics - (Page 6) $ in thousands (1) Funds from operations (“FFO”) is calculated in accordance with the definition of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO, Core FFO and AFFO” on page 17. (2) Includes any outstanding preferred units presented on a converted basis into common units, non-controlling interests in consolidated joint ventures and redeemable non-controlling interests. (3) Without annualizing the proceeds from the Urby tax credit, the net debt to EBITDA ratio was 9.0x. Balance Sheet - (Page 11) (1) Includes land held for future development of $213,055 for Office/Corp. and $295,287 for Roseland as of 3Q 2018. (2) Includes mark-to-market lease intangible net assets of $98,597 and mark-to-market lease intangible net liabilities of $43,565 as of 3Q 2018. Same Store Performance - (Page 18) (1) Values represent the Company’s pro rata ownership of operating portfolio. (2) Same store analysis excludes the previously included Chase I at Overlook Ridge (372 units), now consolidated with the Chase II at Overlook Ridge, which was in lease-up in 2Q 2017. Debt Summary & Maturity Schedule - (Page 19) (1) 2016 term loan, maturing on January 7, 2019, has three year term with two 1-year extension options available. 2017 term loan, maturing on January 25, 2020, has three year term with two 1-year extension options available. (2) The actual weighted average LIBOR rate for the Company’s outstanding variable rate debt was 2.16 percent as of September 28, 2018, plus the applicable spread. (3) Excludes amortized deferred financing costs primarily pertaining to the Company’s unsecured revolving credit facility which amounted to $758 thousand for the three months ended September 30, 2018. Debt Profile - (Page 20) (1) Effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any), debt initiation costs, mark-to-market adjustment of acquired debt and other transaction costs, as applicable. (2) Senior unsecured debt is rated BB+/Ba1/BB+ by S&P, Moody’s and Fitch respectively. (3) Cost of terminated treasury lock agreements (if any), offering and other transaction costs and the discount/premium on the notes, as applicable. (4) 2016 term loan, maturing on January 7, 2019, has three year term with two 1-year extension options available. 2017 term loan, maturing on January 25, 2020, has three year term with two 1-year extension options available. 2018/2019 Debt Maturities - (Page 21) (1) Construction loan LTVs are calculated using the respective maximum loan balance. (2) The Company has entered into an agreement to sell Park Square. The transaction is expected to close in 4Q 2018. (3) Executed term sheets for permanent financing. Unconsolidated Joint Ventures - (Page 22) (1) Amounts represent the Company’s share based on ownership percentage. (2) Unconsolidated Joint Venture reconciliation is as follows: Equity in Earnings of Unconsolidated Joint Ventures Unconsolidated Joint Venture Funds from Operations Joint Venture Share of Add-Back of Real Estate-Related Depreciation Minority Interest in Consolidated Joint Venture Share of Depreciation EBITDA Depreciation Add-Back Transaction Activity - (Page 23) 3Q 2018 $687 4,128 4,815 (659) $4,156 (1) Acquisitions list gross costs; dispositions list gross sales proceeds. (2) Weighted average cap rate calculated using forward 12-month NOI at period of sale. (3) Price Per SF calculation includes 1-11 Martine, a 82,000 SF condo space that did not generate income since its acquisition in 2Q 2016. 3Q 2018 43

Appendix - Continued Property Listing - (Page 25) (1) Excludes non-core holdings targeted for sale at 708,786 SF; excludes consolidated repositionings taken offline totaling 465,860 SF. Total consolidated office portfolio of 15,672,149 SF. (2) Includes annualized base rental revenue plus escalations for square footage leased to commercial and retail tenants only. Excludes leases for amenity, parking and month-to-month tenants. Annualized base rental revenue plus escalations is based on actual September 2018 billings times 12. For leases whose rent commences after October 1, 2018 annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above. (3) Average base rents + escalations reflect rental values on a triple net basis. Top 15 Tenants - (Page 29) (1) Annualized base rental revenue is based on actual September 2018 billings times 12. For leases whose rent commences after October 1, 2018, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above. (2) Represents the percentage of space leased and annual base rental revenue to commercial tenants only. (3) 45,256 square feet expire in 2019; 237,350 square feet expire in 2029. (4) 9,356 square feet expire in 2019; 33,363 square feet expire in 2021; 388,207 square feet expire in 2027. (5) 650 square feet expire in 2018; 295,922 square feet expire in 2032. (6) 59,228 square feet expire in 2018; 29,540 square feet expire in 2019; 129,786 square feet expire in 2031. (7) 66,606 square feet expire in 2024; 54,341 square feet expire in 2026. (8) 19,485 square feet expire in 2019; 17,855 square feet expire in 2021; 38,930 square feet expire in 2023; 40,368 square feet expire in 2024; 20,395 square feet expire in 2026; 15,408 square feet expire in 2027. (9) 82,936 square feet expire in 2026; 56,360 square feet expire in 2030. Expirations - (Pages 30-31) (1) Includes office, office/flex, industrial/warehouse and stand-alone retail property tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases. (2) Reconciliation to Company’s total net rentable square footage is as follows: Square footage leased to commercial tenants Square footage used for corporate offices, management offices, building use, retail tenants, food services, other ancillary service tenants and occupancy adjustments Square footage unleased Total net rentable square footage (excluding ground leases) Square Feet 12,207,397 366,939 2,631,953 15,206,289 (3) Annualized base rental revenue is based on actual September 2018 billings times 12. For leases whose rent commences after October 1, 2018 annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above. (4) Includes leases in effect as of the period end date, some of which have commencement dates in the future, and leases expiring September 30, 2018 aggregating 9,771 square feet and representing annualized base rent of $256,833 for which no new leases were signed. Operating & Lease-up Communities - (Page 38) (1) 1Q 2018 NOI affected favorably by one-time tax settlement of $405 thousand. Excluding the settlement, 1Q 2018 NOI would have been $429 thousand. (2) Unconsolidated joint venture income represented at 100% venture NOI. See Information on Net Operating Income (NOI) on page 46. (3) Incremental 50% interest acquired on August 2, 2018. (4) Excludes proceeds from the $2.6 million dollar tax credit in 1Q 2018. (5) As of September 30, 2018 Priority Capital included Metropolitan at $20,914 (Prudential). (6) Excludes approximately 83,083 SF of ground floor retail. In-Construction Communities - (Page 40) (1) Represents maximum loan proceeds. (2) Represents development costs funded with debt or capital as of September 30, 2018. (3) The maximum loan balance presented is the anticipated debt and as no formal agreement has been signed, may be subject to change. (4) Projected stabilized yield without the Marriott Hotels at Port Imperial is 6.22 percent. Future Start Communities - (Page 41) (1) Currently approved for approximately 290,000 square feet of office space. (2) Roseland has signed an acquisition agreement, subject to certain conditions. 3Q 2018 44

Global Definitions

Average Revenue Per Home: Calculated as total apartment revenue for the quarter ended September 30, divided by the average percent occupied for the quarter ended September 30, 2018, divided by the number of apartments and divided by three.

Consolidated Operating Communities: Wholly owned communities and communities whereby the Company has a controlling interest.

Class A Suburban: Long-term hold office properties in targeted submarkets; formerly defined as Urban Core.

Flex Parks: Primarily office/flex properties, including any office buildings located within the respective park.

Future Development: Represents land inventory currently owned or controlled by the Company.

Identified Repurposing Communities: Communities not currently owned by RRT, which have been identified for transfer from Mack-Cali to RRT for residential repurposing.

In-Construction Communities: Communities that are under construction and have not yet commenced initial leasing activities.

Lease-Up Communities: Communities that have commenced initial operations but have not yet achieved Project Stabilization.

MCRC Capital: Represents cash equity that the Company has contributed or has a future obligation to contribute to a project.

Net Asset Value (NAV): The metric represents the net projected value of the Company's interest after accounting for all priority debt and equity payments. The metric includes capital invested by the Company.

Non-Core: Properties designated for eventual sale/disposition or repositioning/redevelopment.

Operating Communities: Communities that have achieved Project Stabilization.

Predevelopment Communities: Communities where the Company has commenced predevelopment activities that have a near-term projected project start.

Project Completion: As evidenced by a certificate of completion by a certified architect or issuance of a final or temporary certificate of occupancy.

Project Stabilization: Lease-Up communities that have achieved over 95 Percentage Leased for six consecutive weeks.

Projected Stabilized Yield: Represents Projected Stabilized Residential NOI divided by Total Costs. See following page for "Projected Stabilized Residential NOI" definition.

Repurposing Communities: Commercial holdings of the Company which have been targeted for rezoning from their existing office to new multi-family use and have a likelihood of achieving desired rezoning and project approvals.

Subordinated Joint Ventures: Joint Venture communities where the Company's ownership distributions are subordinate to payment of priority capital preferred returns.

Suburban: Long-term hold office properties (excluding Class A Suburban and Waterfront locations); formerly defined as Suburban Core

Third Party Capital: Capital invested by third parties and not Mack-Cali.

Total Costs: Represents full project budget, including land and developer fees, and interest expense through Project Completion.

Waterfront: Office assets located on NJ Hudson River waterfront.

3Q 2018 45

Information About Net Operating Income (NOI)

$ in thousands
(unaudited)

Reconciliation of Net Income to Net Operating Income (NOI)

	3Q 2018			2Q 2018			YTD 3Q 2018		
	Office/Corp	Roseland	Total	Office/Corp	Roseland	Total	Office/Corp	Roseland	Total
Net Income	**($1,608)**	**$3,297**	**$1,689**	**$3,822**	**($2,321)**	**$1,501**	**$51,666**	**$2,212**	**$53,878**
Deduct:									
Real estate services income	(122)	(4,310)	(4,432)	(104)	(3,970)	(4,074)	(460)	(12,707)	(13,167)
Interest and other investment loss (income)	(850)	(1)	(851)	(638)	(3)	(641)	(2,204)	(11)	(2,215)
Equity in (earnings) loss of unconsolidated joint ventures	(714)	1,401	687	(909)	961	52	(1,483)	650	(833)
Gain on change of control of interests	-	(14,217)	(14,217)	-	-	-	-	(14,217)	(14,217)
Realized (gains) losses and unrealized losses on disposition	2,772	6,330	9,102	(1,010)	-	(1,010)	(56,424)	6,330	(50,094)
(Gain) on sale of investment in unconsolidated joint ventures	-	-	-	-	-	-	-	-	-
(Gain) loss from early extinguishment of debt, net	-	-	-	-	-	-	10,289	-	10,289
Add:			-						
Real estate services expenses	83	4,317	4,400	68	4,292	4,360	227	13,469	13,696
General and administrative [1]	8,729	1,311	10,040	10,401	2,058	12,459	32,311	5,500	37,811
Depreciation and amortization	35,443	10,370	45,813	34,132	7,281	41,413	104,116	24,407	128,523
Interest expense	16,605	4,489	21,094	16,331	2,668	18,999	51,116	9,052	60,168
Net Operating Income (NOI)	**$60,338**	**$12,987**	**$73,325**	**$62,093**	**$10,966**	**$73,059**	**$189,154**	**$34,685**	**$223,839**

Definition of: Net Operating Income (NOI)

NOI represents total revenues less total operating expenses, as reconciled to net income above. The Company considers NOI to be a meaningful non-GAAP financial measure for making decisions and assessing unlevered performance of its property types and markets, as it relates to total return on assets, as opposed to levered return on equity. As properties are considered for sale and acquisition based on NOI estimates and projections, the Company utilizes this measure to make investment decisions, as well as compare the performance of its assets to those of its peers. NOI should not be considered a substitute for net income, and the Company's use of NOI may not be comparable to similarly titled measures used by other companies. The Company calculates NOI before any allocations to noncontrolling interests, as those interests do not effect the overall performance of the individuals assets being measured and assessed.

Notes:
(1) Adjustment reflects non-real estate overhead general and administrative expense.

3Q 2018 46

Company Information, Executive Officers & Analysts

Company Information

Corporate Headquarters
Mack-Cali Realty Corporation
Harborside 3, 210 Hudson St., Ste. 400
Jersey City, New Jersey 07311
(732) 590-1010

Stock Exchange Listing
New York Stock Exchange

Trading Symbol
Common Shares: CLI

Contact Information
Mack-Cali Realty Corporation
Investor Relations Department
Harborside 3, 210 Hudson St., Ste. 400
Jersey City, New Jersey 07311

Deidre Crockett, Senior Vice President of Corporate Communications and Investor Relations
Phone: (732) 590-1025
E-Mail: dcrockett@mack-cali.com
Web: www.mack-cali.com

Executive Officers

Michael J. DeMarco
Chief Executive Officer

Marshall Tycher
Chairman, Roseland Residential Trust

David Smetana
Chief Financial Officer

Andrew Marshall
President, Roseland Residential Trust

Gary Wagner
General Counsel and Secretary

Ricardo Cardoso
EVP and Chief Investment Officer

Nicholas Hilton
Executive Vice President, Leasing

Equity Research Coverage

Bank of America Merrill Lynch
James C. Feldman

Citigroup
Michael Bilerman

Green Street Advisors
Danny Ismail

SunTrust Robinson Humphrey, Inc.
Michael R. Lewis

Barclays Capital
Ross L. Smotrich

Deutsche Bank North America
Derek Johnson

JP Morgan
Anthony Paolone

BTIG, LLC
Thomas Catherwood

Evercore ISI
Steve Sakwa

Stifel Nicolaus & Company, Inc.
John Guinee

Any opinions, estimates, forecasts or predictions regarding Mack-Cali Realty Corporation's performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or predictions of Mack -Cali Realty

3Q 2018
47

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS The Company considers portions of this information, including the documents incorporated by reference, to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act. Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “projected,” “should,” “expect,” “anticipate,” “estimate,” “target”, “continue” or comparable terminology. Forward-looking statements are inherently subject to risks and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, the Company can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements. Among the factors about which the Company has made assumptions are: -risks and uncertainties affecting the general economic climate and conditions, which in turn may have a negative effect on the fundamentals of the Company’s business and the financial condition of the Company’s tenants and residents; -the value of the Company’s real estate assets, which may limit the Company’s ability to dispose of assets at attractive prices or obtain or maintain debt financing secured by our properties or on an unsecured basis; -the extent of any tenant bankruptcies or of any early lease terminations; -The Company’s ability to lease or re-lease space at current or anticipated rents; -changes in the supply of and demand for the Company’s properties; -changes in interest rate levels and volatility in the securities markets; -The Company’s ability to complete construction and development activities on time and within budget, including without limitation obtaining regulatory permits and the availability and cost of materials, labor and equipment; -forward-looking financial and operational information, including information relating to future development projects, potential acquisitions or dispositions, and projected revenue and income; -changes in operating costs; -The Company’s ability to obtain adequate insurance, including coverage for terrorist acts; -The Company’s credit worthiness and the availability of financing on attractive terms or at all, which may adversely impact our ability to pursue acquisition and development opportunities and refinance existing debt and the Company’s future interest expense; -changes in governmental regulation, tax rates and similar matters; and -other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants or residents will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated. For further information on factors which could impact us and the statements contained herein, see Item 1A: Risk Factors in MCRC’s Annual Report on Form 10-K for the Year ended December 31, 2017. We assume no obligation to update and supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise. This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Mack-Cali Reality Corporation (“MCRC”). Any offers to sell or solicitations of the MCRC shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Quarterly Report on Form 10-Q (the “10-Q”) filed by the MCRC for the same period with the Securities and Exchange Commission (the “SEC”) and all of the MCRC’s other public filings with the SEC (the “Public Filings”). In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-Q, the footnotes thereto and the limitations set forth therein. Investors may not rely on the Supplemental Package without reference to the 10-Q and the Public Filings. Any investors’ receipt of, or access to, the information contained herein is subject to this qualification. 3Q 2018 48